LEASE AGREEMENT

                                     Between

                CONSORCIO INMOBILIARIO DEL NORESTE, S.A. DE C.V.
                                   as Landlord

                                       And

                         SIMCLAR DE MEXICO, S.A. DE C.V.
                                    as Tenant

                           As of _11-1-04_______, 2004

                               Property Location:
                  Ave. Cantinflas entre Lauro Villar y Colorado
                                  H. Matamoros
                               State of Tamaulipas
                              United Mexican States

                              LEASE AGREEMENT

THIS LEASE AGREEMENT (the "Lease") is made and entered into as of the 1ST__ day of _NOVEMBER____, 2004, by and between CONSORCIO INMOBILIARIO DEL NORESTE, S.A. DE C.V., represented herein by its legal representative, Mr. Federico Javier Carretero Zardeneta (hereinafter referred to as "Landlord"), and SIMCLAR DE MEXICO, S.A. DE C.V., represented herein by its President and legal representative, Mr. Douglas Lee Kvalvog Carlino (hereinafter referred to as "Tenant"), with the intent to be legally bound.

                                    RECITALS

      A.    Landlord hereby states, through its legal representative, that:

            (i) It is a corporation duly incorporated and existing pursuant to the laws of the United Mexican States, as per Public Deed Number 743, dated March 30, 1982, from the records of Notary Public Number Vito Cerda Cabrera, in and for the City of H. Matamoros, State of Tamaulipas, United Mexican States, and recorded in the Public Registry of Property in the City of H. Matamoros, State of Tamaulipas, United Mexican States, under entry Number 2824, File 965, Book 67, Commerce Section, dated April 1, 1982, and that his authority was granted under the same instrument.

            (ii) It is the owner of a tract of land with a surface area of 103,738.80 square feet, located at Ave. Cantinflas, entre Lauro Villar y calle Colorado, in the City of H. Matamoros, State of Tamaulipas, United Mexican States, and a building to be constructed thereon of 55,524.00 square feet, the plans and specification of such building and related improvements (the "Building"), which parcel of land is described in the blueprint attached to this Lease as Exhibit "A", which is considered as incorporated by reference herein and becomes a part hereof, and which will hereinafter be referred to individually as the "Land"; the Land and the Building are hereinafter referred to collectively as the "Premises".

            (iii) It desires to lease the Premises to the Tenant under the terms and conditions hereinafter set forth.

      B.    Tenant hereby states, through its legal representative, that:

            (i) It is a corporation duly incorporated and existing pursuant to the laws of the United Mexican States, as per Public Deed Number 1550, Volume 120, dated December 19, 2004, granted by Mr. Jorge Luis Velarde Danache, from the records of Notary Public Number 150, in and for the City of H. Matamoros, State of Tamaulipas, United Mexican States, and recorded in the Public Registry of Property in the City of H. Matamoros, State of Tamaulipas, United Mexican States, under Entry Number 725, Volume 3-015, Book I, Commerce Section, dated January 22 of 2004, and that his authority was granted under the same instrument.

            (ii) It wishes to lease the Premises under the terms and conditions of this Agreement.

      C. Both parties state, through their respective legal representative, that:

            (i) In the execution hereof there had been no error, violence, bad faith nor duress between them.

            (ii) Their respective representatives have sufficient authority to execute this Lease, same authority that has not been revoked, diminished or limited in any way whatsoever.

            (iii) They mutually acknowledge the authority with which their legal representative appear to the execution hereof.

                                    SECTION 1
                               PREMISES; GUARANTY

      1.1   Description.

            (a) Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby leases to Tenant, and Tenant hereby takes and hires from Landlord, the Premises together with a leasehold interest in all rights, privileges, easements and appurtenances thereunto belonging for the "Term" (as defined in Section 2.1) of this Lease.

            (b) The Premises contains a total of 55,524.00 Sq. Ft., rentable of area (all on grade). By taking occupancy of the Premises, Tenant shall be deemed to have accepted the same as suitable for the purposes herein intended, subject to Landlord's maintenance obligations under the provisions of this Lease including Section 10.1 hereof.

      1.2 Title Matters. The Premises are subject to the easements, restrictions, reservations and other permitted encumbrances (the "Permitted Encumbrances") set forth on the attached Exhibit B incorporated herein by reference. Landlord agrees that it will not create any easements, rights of way, covenants, or restrictions (the "Restrictive Agreements") affecting the Premises except: (a) the Permitted Encumbrances; (b) park rules and regulations established in Landlord's reasonable documents and (c) Restrictive Agreements required by any proposed or existing mortgagee of the Premises (each a "Mortgagee") in connection with Landlord's financing of the Premises provided that such Restrictive Agreements do not materially affect Tenant's exclusive use of the Building, as contemplated by this Lease, and are commercially reasonable.

      1.3   Environmental Condition.

            (a) Landlord represents that (i) the Building will be delivered to Tenant in accordance with Section 2 hereof free and clear of any material "Hazardous Substances" (as defined in Section 7.1 hereof) except as permitted by
Section 7.4(a) hereof and (ii) during the Term, the Landlord will not take any actions that would violate the environmental laws of any applicable jurisdiction in the United Mexican States.

            (b) Tenant acknowledges that (i) it shall comply, at its sole expense, with all applicable laws, including environmental laws relative to the Premises and Tenant's use, occupancy and operations at the Premises; and (ii) during the Term, the Tenant will not take any actions that would violate the environmental laws of any applicable jurisdiction in the United Mexican States.

            (c) Landlord shall indemnify, defend with counsel reasonably acceptable to Tennant, and hold Tenant fully harmless from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees and clean-up costs and the costs and expenses of investigating and defending any claim or proceedings, resulting from the presence of any Hazardous Substances (as defined in Section 7.1 hereof) at the Premises arising prior to the Commencement Date from the action or inaction of Landlord, its employees, contractors, and agents (but excluding any such liability arising from negligence of Tenant) or arising out of: (i) the generation, storage, treatment, handling, transportation, disposal or release of any Hazardous Substance at the Premises, or (ii) any violation(s) of any applicable law regarding Hazardous Substances at the Premises.

            (d) Tenant shall indemnify, defend with counsel reasonably acceptable to Landlord, and hold Landlord fully harmless from and against any and all liability, loss, suits, claims, actions, causes of action, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees and clean-up costs and the costs and expenses of investigating and defending any claim or proceedings, resulting from the presence of any Hazardous Substances (as defined in Section 7.1 hereof) at the Premises arising after the Commencement Date from the action or inaction of Tenant, its employees, contractors, and agents (but excluding any such liability arising from negligence of Landlord) or arising out of: (i) the generation, storage, treatment, handling, transportation, disposal or release of any Hazardous Substance at the Premises, or (ii) any violation(s) of any applicable law regarding Hazardous Substances at the Premises.

      1.4 Uses and Zoning. Landlord represents and warrants that the proposed use of the Premises, as stated in Section 6 hereof, is permitted by applicable governmental laws and regulations and that there are no recorded covenants, restrictive agreements or easements that will adversely impact the use of the Premises. For such purposes Landlord has, or will, obtain a zoning certificate (certificado de uso de suelo) issued by the corresponding Authority that the Premises are zoned for industrial purposes, and deliver a copy of the same to the Tenant.

      1.5 Guaranty. As a condition for Landlord agreeing to enter into this Lease with Tenant, Landlord has required that a corporation guarantee the full payment and performance of Tenant's obligations under this Lease. The agreement of guaranty shall be in the form attached hereto as Exhibit "C" (the "Guaranty") and shall be duly executed by Guarantor (the "Guarantor") and delivered to Landlord simultaneously with the execution and delivery of this Lease by Tenant.

                                    SECTION 2
                                      TERM

      2.1   Term: Commencement Date.

            (a) The term (the "Term") of this Lease shall commence on the "Commencement Date" (as defined below) as more particularly set forth in subsection (b) below and shall end on __10-31-_______2017 (the "Expiration Date"), unless sooner terminated pursuant to the terms and conditions of this Lease. If Tenant exercises its option to extend the Term pursuant to
                  Section 26 hereof, the Expiration Date and the Term shall be extended in accordance with such Section 26.

            (b) The "Commencement Date" of this Lease shall mean __11-1-04____________.

            (c) Tenant shall have free access to the Premises from _10-7-04________, 2004, in order to carry out inspections of the Premises.

      2.2 Certain Definitions. As used in this Lease, the following terms shall have the meanings set forth below:

            (a) "Force Majeure Delay", shall mean any delays beyond a party's reasonable control, including emergency governmental restrictions, regulations, or control, strikes, shortages of labor or materials, order of civil, military or naval authority, governmental preemption, Acts of God; fire, earthquake, floods, explosions, extreme weather conditions, enemy action, terrorism, civil commotion, riot or insurrection or other unavoidable physical casualty, or any other causes which are beyond the delaying party's control.

            (b) "Confirmatory Amendment", shall mean when the Commencement Date, the Rent Commencement Date and Expiration Date hereof have been determined in accordance with the provisions set forth in this Lease, the parties hereto shall execute a document in recordable form not later than fifteen (15) days following Landlord's written request therefore, setting forth said dates and said document shall be deemed a supplement to and part of this Lease.

      2.3 Building Compliance. Landlord warrants that, as of the Commencement Date, the Building shall be in compliance with all applicable Mexican laws and regulations governing the construction of the Building (excluding such laws and regulations as may apply solely to Tenant's business or operations at the Premises; except as provided in Section 1.4 above).

                                    SECTION 3
                                      RENT

      3.1 Rent.

            (a.1)In consideration of this Lease, the Tenant shall pay during the first eight years of the "Initial Term," commencing on the Commencement Date of this Landlord, as rent for the use and possession of the Premises, the net monthly amount of US $0.48 (FORTY EIGHT CENTS), legal currency of the United States of America, per each square foot of the Building (the "Initial Base Rent"), in monthly payments, of US$26,651.52 (Twenty six thousand six hundred and fifty one dollars 52/100) U.S. CY, legal currency of the United States of America, each, giving as result and annual rent total of $319,818.24 (Three hundred and nineteen thousand eight hundred and eighteen dollars 24/100 U.S.
CY), Accordingly, Tenant shall make rent payments to Landlord totaling U.S. legal currency of the United States of America, plus the applicable value added tax. Rent for the first month is to be deferred to the end of the 8-year lease period. The initial deposit for the building will be one month's rent, payable upon the start of construction, and the lease being signed by both parties.

            (a) Monthly installments of Annual Base Rent shall be payable by Tenant to Landlord beginning on the Commencement Date, as determined or extended in accordance with Section 2 hereof, and by the fifth day of each succeeding calendar month thereafter during the Term without demand, together with any scheduled monthly payments of Additional Payment Obligations. All Annual Base Rent and Additional Payment Obligations shall be due and payable to Landlord without abatement, suspension, reduction, discount, setoff, counterclaim or defense in lawful currency of the United States of America.

            (b) All installments of Annual Base Rent, the Additional Payment Obligations and all other money to be paid by Tenant to Landlord hereunder shall be paid in lawful currency of the United States of America by electronic bank wire transfer of immediately available funds to such bank or place, or in such other manner as Landlord may from time to time designate in writing to Tenant. Landlord agrees to deliver a corresponding official invoice to Tenant for any amounts so paid following Landlord's receipt of any payment of Annual Base Rent or Additional Payment Obligations in compliance with the United Mexican States.

            (c) The term of this Lease Agreement shall be of thirteen years starting on _11-1____, 2004, and terminating on _10-31___, 2017, (Initial Term) same being obligatory to both parties, except in the event of the cause established in of this Agreement. The Landlord hereby agrees and accepts that the rental payments shall be decreased by five (5%) percent based on the monthly sum paid as rent commencing on the ninth year of the Initial Term. Accordingly, the adjusted monthly rental payment will be $25,318.94 (Twenty five thousand three hundred and eighteen dollars 94/100 ) U.S. CY, and a total annual rent $303,827.32 (Three hundred and three thousand eight hundred and twenty seven dollars 32/100 ) U.S. CY, legal currency of the United States of America, plus the applicable value added tax. The adjusted rental payments will be fixed for the duration on the Initial Term.

      The Landlord grants an option to the Tenant to extend the Initial Term of the Lease for an additional term of five years (First Extension Term). In order to exercise the option to extend this agreement as mentioned before, the Tenant must give written notice to the Landlord at least 90 days prior to the termination of the Initial Term, otherwise the Landlord will have no obligation to hold and reserved the property for the Tenant and the Landlord may take any actions to promote or advertise the property for a future Tenant.

      3.2 Lease Year. For purposes of this Lease, the term "Lease Year" shall mean a period of twelve (12) full calendar months. The first Lease Year shall begin on the Commencement Date and shall end on the last day of the twelfth
(12th) full calendar month following the Rent Commencement Date. Each subsequent Lease Year shall consist of twelve (12) full calendar months following the immediately preceding Lease Year, except that the final Lease Year of the Term shall end on the Expiration Date.

      3.3 Additional Payment Obligations. In addition to payment of the Annual Base Rent as set forth in Section 3 herein, Tenant hereby covenants and agrees to pay when due the VAT, and any and all other sums of money, charges or other amounts required to be paid by Tenant to Landlord or to another person under this Lease (collectively referred to herein as the "Additional Payment Obligations"). Any nonpayment of Additional Payment Obligations when due hereunder shall constitute a default under this Lease to the same extent, and shall entitle the Landlord to the same remedies, as nonpayment of the Annual Base Rent. Except as otherwise herein provided, all Additional Payment Obligations payable hereunder shall be due within ten (10) days of the date of Landlord's invoice therefore.

      3.4 Late Charge. If Tenant shall fail to pay any Annual Base Rent or any Additional Payment Obligations within ten (10) days after the date same is due and payable, Tenant shall pay to Landlord an administrative fee equal to annual rate of 2 points over the prime rate of the International Bank of Commerce, after a grace period of 10 days of the amount due to cover Landlord's additional administrative costs and cost of funds resulting from Tenant's failure. Such fee shall be paid to Landlord together with such unpaid amounts and shall constitute Additional Payment Obligations hereunder. Such late payment fee shall not diminish or impair any other remedies available to Landlord. Landlord will provide Tenant with written notice of such delinquency hereunder on not more than two (2) occasions during each calendar year, and Tenant shall not be liable for such fee relative to such delinquency if Tenant cures the delinquency within five (5) days following Landlord's delivery of such written notice.

      3.5 The Tenant hereby agrees that should the Landlord at one point obtain a loan with a bank institute, pertaining to the Premises and or the Lease Contract, Tenant will submit the monthly payment directly to the bank institute rather than to Landlord immediately after Landlord advises Tenant all the necessary information and/or documentation as to where payment should be mailed to, accepting the conditions that the bank institution establishes.

                                    SECTION 4
                                  HOLDING OVER

      4.1 Holding Over. Upon failure of Tenant to surrender possession of the Premises upon the expiration of the Term of this Lease, as renewed and extended hereunder, or the sooner termination thereof, Tenant shall pay to Landlord, as an occupancy charge, an annual amount equal to one hundred fifty percent (150%) of the Annual Base Rent and other sums required to be paid under this Lease with respect to the year immediately preceding the expiration or sooner termination of the Term of this Lease and one hundred percent (100%) of Tenant's Additional Payment Obligations, as applied to any period in which Tenant shall remain in possession after such expiration or sooner termination of this Lease (which amounts shall be charged on a monthly calendar basis); the payment by Tenant and collection by Landlord of any such amounts shall not be deemed to be the consent of Landlord for Tenant's failure to deliver possession; and provided, further, that in such event Tenant shall not be released from liability for any costs, damages or liabilities whether direct, indirect or consequential, suffered by Landlord and occasioned by Tenant's holding over.

                                    SECTION 5
                                REAL ESTATE TAXES

      5.1 Real Estate Taxes.

            The Landlord will pay all the taxes and duties generated by the Premises.

            The Landlord shall deliver to the Tenant copies of all the tax payments related with the Premises, in order for the latter to verify that such payments were carried out.

                                    SECTION 6
                                 USE OF PREMISES

      6.1 Permitted Use. Except as expressly permitted by Section 7.4, Tenant covenants that it shall use and occupy the Premises as a facility for "light" manufacturing, warehouse, office and other lawful, non-polluting uses accessory and incidental to the foregoing that are consistent with the uses permitted in other first-class industrial parks in the vicinity of the Premises, provided that such uses do not (a) involve the manufacture, processing, use, storage or release of explosives or "Hazardous Substances", (b) involve the release of any noxious fumes, vapors or odors, (c) cause the emission of any noise beyond the perimeter of the Building, or (d) violate any Permitted Encumbrances or Restrictive Agreements applicable to the Premises. Tenant shall not use or occupy the Premises for any other purpose or business without the prior written consent of Landlord, which consent may be withheld or conditioned in Landlord's reasonable discretion. Tenant shall observe and comply with all laws, rules, regulations and ordinances applicable to the Premises and such other laws, rules, regulations and ordinances that may require repairs or replacements, whether structural or nonstructural, exterior or interior, foreseen or unforeseen; Provided, however, that all "Alterations" (as defined in Section 8.1 hereof) shall be performed in accordance with Section 8. Under no conditions whatsoever shall the Tenant be permitted to use the Premises for any activities or operations that are in violation of any applicable municipal, state or federal laws, regulations or ordinances.

      6.2 Rules and Regulations. In addition, Landlord reserves the right to establish rules and regulations for the Premises. Tenant shall observe and comply with such commercially reasonable rules and regulations reasonably established by Landlord and all modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord agrees to enforce such Rules and Regulations against all tenants in a fair and non-discriminatory manner.

      6.3 Public Utilities.

            (a) Landlord will provide sanitary sewer, water, gas supplier; telephone and electric conduit lines from the Building to the street line 3,500 kva. Such utilities will be designed to serve the Building exclusively. Tenant shall have the responsibility to contract directly with the utility companies for all of its utility services and arrange for the initiation, connection and consumption of service (and meter installation) from each of the providers of utility services and for the direct payment to such provider for all charges relating thereto. All costs and charges associated with utility services shall be Tenant's financial responsibility.

            (b) Tenant shall be responsible for: (i) the payment of any "cuota de cooperacion" and "cuota de aportacion" fees as may be charged for initiation of electric service and for all connection, user and consumption fees associated with the electric service for the Building; and (ii) the payment of all water rights ("derecho de fuente"), connection, user and consumption fees associated with the initiation, connection and consumption of water service at the Building, and for the connection, consumption and user fees for all other utilities serving the Premises. Tenant shall pay all utility expenses before the same become delinquent or subject to the assessment of any late charge or administrative fee by the utility company.

            (c) The Landlord shall also provide the following services at the
Premises:

      1. - Sufficient restrooms for men and women in the factory floor and in the office area.

      2. - Proper sanitary draining.

      3. - Seal the production floor of the new building in accordance with the proposal submitted by the Tenant, and accepted by the Landlord.

      4. - Parking lot with a surface area of up to 18,000.00 Sq. Ft., and 24 spaces for visitors.

      5. - The Landlord will install 7 units of air conditioning with a total of 130 tons.

            Costs of the repair and on going maintenance of all units will be obligatory to the Tenant. If due an increase of employees or equipment the Tenant would need more a/c units, the Tenant would pay these units.

            Furthermore, the Landlord commits to deliver to the Tenant copies and/or originals of the warranties issued by the manufactured of the aforementioned equipment. Tenant will be entitled to enforce directly all rights and benefits of the Landlord under such guarantees or warranties.

      6.4 Increased Insurance Risk. Tenant shall not do or permit anything to be done, or keep or permit anything to be kept in the Premises, which would: (a) be in violation of any governmental law, regulation or requirement, (b) invalidate or be in conflict with the provision of any fire or other insurance policies covering the Building or any property located therein, (c) result in a refusal by fire insurance companies of good standing to insure the Building or any such property in amounts required by Landlord's Mortgagee (as hereinafter defined) or reasonably satisfactory to Landlord, (d) subject Landlord to any liability or responsibility for injury to any person or property by reason of any business operation being conducted in the Premises, or (e) cause any increase in the fire insurance rates applicable to the Premises or property located therein at the beginning of the Term or at any time thereafter. In the event that any use of the Premises by Tenant increases such cost of insurance, Landlord shall give Tenant written notice of such increase and Tenant shall pay such increased cost to Landlord within fifteen (15) days following Landlord's delivery to Tenant of its invoice therefor. Acceptance of such payment shall not be construed as a consent by Landlord to Tenant's such use, or limit Landlord's further remedies under this Lease.

                                    SECTION 7
                                HAZARDOUS WASTES

      7.1 Prohibition Against Use.

            (a) Tenant covenants that it shall not, at any time during the Term of this Lease, place, store, install upon, discharge, release or generate on, in or under the Premises, or allow to escape from the Premises, any "Hazardous Substances" (as defined below) or containers or storage or processing facilities thereof. The term "Hazardous Substances", as used in this Lease, shall mean any:
(a) hazardous wastes and/or toxic chemicals, materials, substances or wastes occurring in the air, water, soil or ground water at the Premises as defined in the laws and regulations in effect during the Term in the United Mexican States (the "Environmental Laws"); (b) any substance, the presence of which is prohibited or controlled by any other applicable federal or state or local laws, regulations, statutes or ordinances now in force or hereafter enacted relating to waste disposal or environmental protection with respect to hazardous, toxic or other substances generated, produced, leaked, released, spilled or disposed of at or from the Premises; and (c) any asbestos or asbestos containing materials, polychlorinated biphenyls ("PCB") in the form of electrical equipment, fluorescent light fixtures with ballasts, cooling oils or any other form, or any solid, liquid, gaseous or thermal irritant or contaminant, such as smoke, vapor, soot, fumes, alkalis, acids, chemicals, pesticides, herbicides, sewage, industrial sludge or other similar wastes, or industrial, nuclear or medical by-products or underground storage tanks (whether filled or unfilled).

            (b) Tenant shall promptly notify Landlord when Tenant becomes aware of the presence of Hazardous Substances at levels at the Premises (not previously authorized by Landlord) that exceed the applicable levels allowed by the Environmental Laws of the United Mexican States. If any remedial action is necessary or appropriate pursuant to this Section, Tenant shall determine and undertake all such actions that are necessary to comply with the laws, statutes and regulations of the United Mexican States applicable to Hazardous Substances. Tenant shall remove, clean-up and remedy any Hazardous Substance on the Premises to the extent required by applicable law, provided that the presence of such Hazardous Substance resulted from the action or inaction of Tenant or any Tenant Parties, and Tenant shall be obligated to continue to pay Annual Base Rent and the Additional Payment Obligations hereunder until such removal, clean-up or remedy is completed in accordance with applicable laws, whether or not the Term of this Lease shall terminate or expire.

      7.2 Tenant Indemnity. Tenant shall indemnify, defend and hold harmless Landlord and/or any Mortgagee from and against any and all liability, loss, suits, claims, actions causes of action, remediation orders, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees and clean-up costs, and the costs and expenses of investigating and defending any claims or proceedings, resulting from, or attributable to, (a) the presence of any Hazardous Substance at the Premises arising from the action, inaction or negligence of Tenant or any Tenant Parties, or arising out of the generation, storage, treatment, handling, transportation, disposal or release by Tenant or any Tenant Parties of any Hazardous Substance at or near the Premises, or (b) any violation(s) by Tenant or any Tenant Parties of any applicable law regarding Hazardous Substances. Furthermore, upon the termination of the Lease, Tenant shall deliver to Landlord a Site Abandonment Approval ("Abandono de Sitio") issued by the Mexican Environmental Protection Agency ("PROFEPA") stating that the Premises are in satisfactory condition.

       7.3  Landlord Representations and Indemnity.

            (a) To the best of Landlord's knowledge, there are no material Hazardous Substances in, on, or about the Premises. Landlord covenants and agrees that neither Landlord nor its contractors or agents shall release, discharge, place, or install any Hazardous Substances upon the Premises or install or incorporate any Hazardous Substances into the Building. Landlord covenants that it previously has not, and that it shall not place, store, install upon, discharge, release or generate on, in or under the Premises, or allow to escape from the Premises, any Hazardous Substances. Landlord shall not be liable to Tenant or any other party on account of, the placement, storage or release of any Hazardous Substances affecting the Premises or any surrounding area during the Term of this Lease expect as provided in Section 7.3(b). Landlord shall deliver to Tenant a Site Abandonment Approval issued by PROFEPA, stating that the Premises are in satisfactory condition.

            (b) Landlord shall indemnify, defend and hold harmless Tenant from and against any and all liability, loss, suits, claims, action, causes of action, remediation orders, proceedings, demands, costs, penalties, damages, fines and expenses, including, without limitation, attorneys' fees, consultants' fees, laboratory fees and clean-up costs, and the costs and expenses of investigating and defending any claims or proceedings (but excluding consequential damages) arising from (a) the action, inaction or negligence of Landlord or its contractors or agents, or arising out of the generation, storage, treatment, handling, transportation, disposal or release by Landlord or its contractors or agents of any Hazardous Substance at or near the Premises, or
(b) any violation(s) by Landlord of any applicable law regarding Hazardous Substances.

      7.4 Permitted Activities. Notwithstanding the provisions of this Section 7, (a) the presence of trace amounts of Hazardous Substances below the level at which such Hazardous Substance is regulated by any applicable law of the United Mexican States shall not constitute a violation of Tenant's representations and covenants contained herein; and (b) Tenant may store commercial products on-site which contain Hazardous Substances and which are used in the ordinary course of Tenant's business provided that (i) Tenant obtains all necessary permits therefor from the applicable governmental authorities; (ii) Tenant stores, handles and disposes of such Hazardous Substances in conformance with all applicable laws and regulations of the United Mexican States; and (iii) Tenant removes all such Hazardous Substances from the Premises in accordance with applicable laws and regulations at the expiration or sooner termination of the Term.

                                    SECTION 8
                            ALTERATIONS AND ADDITIONS

      8.1 Performance by Tenant.

            (a) No alteration, addition or improvement to or installation in the Premises or any penetration of the roof (each an "Alteration") shall be made or permitted to be made by Tenant without the express prior written consent of Landlord, which shall not be unreasonably withheld. Landlord's consent shall not be required with respect to non-structural Alterations made after the Commencement Date with an aggregate contract value of up to $_20000.00_______ (determined on a cumulative basis throughout the Term) that do not involve or affect the roof, the structural elements of the Building, or any mechanical, electrical, plumbing, HVAC or other Building systems (the "Building Systems"); provided, however, Tenant shall provide Landlord with copies of all final plans and specifications for such nonstructural improvements at least fifteen (l5) days prior to the commencement of any such work.

            (b) Landlord may impose reasonable conditions to its consent, including conditions that Tenant (i) obtain Landlord's approval, not to be unreasonably withheld or delayed, of final plans and specifications; (ii) obtain Landlord's approval, not to be unreasonably withheld or delayed, of all contractors and subcontractors and their respective contracts; (iii) obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and, upon completion, provide said certificates to Landlord; (iv) carry, and cause all contractors and subcontractors to carry, worker's compensation (to the extent the same may become applicable and available), general liability, personal and property damage insurance; (v) agree at its sole cost to remove any such alteration, addition, improvement or installation on or before the expiration or sooner termination of the Term and to restore the Premises to its prior condition (subject to Section 8.3 below);
(vi) to the extent customary in the locality, require all contractors, subcontractors, suppliers and material to sign waiver and release of lien agreements in form, scope and substance satisfactory to Landlord; and (vii) at Landlord's written direction, remove any of the Alterations at the expiration of the Term. Any such alterations, additions, improvements or installations shall
(A) in no way adversely affect the value of the Premises, (B) be performed in a workmanlike manner; and (C) in no way violate any agreement, contract or other document by which the Premises is bound, including-any restrictive covenants affecting the Premises.

            (c) Landlord will permit Tenant and Tenant's Contractor to enter the Premises upon prior notice during normal business hours for the purpose of constructing Tenant's initial Alterations as approved by the Landlord subject to the following conditions: (i) Tenant's execution and delivery of this Lease and Guarantor's execution and delivery of the Guaranty, (ii) Tenant's payment in full of the Security Deposit, (iii) Tenant's delivery of all applicable insurance certificates required by this Lease, (iv) Landlord's receipt and approval of the Tenant's Alterations (and the plans and specifications therefore, and (v) no Event of Default shall have occurred. Tenant's contractors or subcontractors must work in harmony with Landlord and its employees, agents contractors and suppliers and must not (A) take any actions that would cause interference with any activities related thereto, or (B) violate any of Landlord's Rules and Regulations or directions related to Tenant's construction activities at the Building. Until such time as the Premises are ready for Occupancy, Tenant's contractors and subcontractors shall have access to the Premises solely in connection with the performance of Tenant's Alterations. Any entry by Tenant or its agents, engineers, contractors, subcontractor, materialmen and any other party given access to the Premises in connection therewith ("Tenant's Agents and Consultants") shall be at the sole risk of such party and without liability to Landlord, its agents, employees, officers, directors, principals, partners, shareholders and affiliates. Tenant agrees to keep the Premises clean and free at all times of any obstructions, supplies, equipment and materials brought into the building by Tenant or Tenant's Agents or Consultants; comply with Landlord's Rules and Regulations applicable to Tenant's Alteration activities and the activities of Tenant's Agents and Consultants; and comply with Landlord's directions and requirements concerning the use and the time of use of the means of ingress to, and egress from, the Building with respect to Tenant's Alteration activities at the Building. All of Tenant's construction activities shall be coordinated with Landlord and subject to Landlord's requirements to prevent interference with the Building's operations.

      8.2 Liens.

            (a) Tenant shall keep the Premises free and clear of all liens and encumbrances except the Permitted Encumbrances and any liens or encumbrances arising from the acts of the Landlord. If any lien shall be filed against the Premises or the Building purporting to be for labor or material furnished or to be furnished at the request of the Tenant, then Tenant shall at its expense cause such lien to be discharged of record by payment, bond or otherwise, within thirty (30) days after the filing thereof. If Tenant' shall fail to cause such lien to be discharged of record within such thirty (30) day period, in addition to any other remedy available to it for such a default, Landlord may cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, reimburse Landlord for all amounts paid and costs incurred including attorney's fees, in having such lien discharged of record.

            (b) In the event Tenant in good faith desires to contest the validity or amount of any lien referred to in this Section 8.2, Tenant shall have the right to contest the validity or amount of any such lien or other lien referred to in this Section 8.2 at its own expense, by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence; that (i) no default or Event of Default exists under this Lease, (ii) Tenant has given prior written notice to Landlord of Tenant's intent to take such action, (iii) neither the Premises nor any part thereof or interest therein will, in the reasonable opinion of Landlord, be in danger of being sold, forfeited, terminated, cancelled or lost, (iv) such action shall not subject Tenant or Landlord to criminal or civil liability.

      8.3 Removal of Alterations. All alterations, additions, improvements and installations, which may be made to, the Premises shall become the property of Landlord upon installation and shall remain upon and be surrendered with the Premises, unless Landlord identifies any proposed improvement as an item that must be removed at the end of the term at the time approval is solicited by Tenant in accordance with Section 8.1(a). Notwithstanding the foregoing, Tenant's personal property and trade fixtures, other than that which is affixed to the Premises so that it cannot be removed without material damage to the premises, shall remain the property of Tenant and may be removed by Tenant at any time during the Term. Tenant's goods, effects, personal property, business and trade fixtures, machinery and equipment not removed by Tenant at the expiration of this Lease (or within thirty (30) days after any other termination) shall be considered abandoned and Landlord may dispose of the same as it deems expedient, but Tenant shall promptly reimburse Landlord for any expenses incurred by Landlord in connection therewith including, without limitation, the cost of removal thereof and repairing any damage occasioned by such removal. Tenant shall coordinate its plans to remove such items with Landlord in advance of any removal activities and obtain Landlord's prior written approval of the quality and manner of the repair and restoration work. Tenant shall not undertake any such activities that affect the roof (or any of its structural components) without Landlord's prior written consent. Tenant agrees to repair as soon as practicable, at its sole cost and expense, any and all damage to the Premises caused by, or in connection with, the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, normal wear and tear excepted.

                                    SECTION 9
                 TENANT'S MAINTENANCE AND REPAIR OF THE PREMISES

      9.1 Tenant's Obligations. Tenant shall be responsible for payment of all expenses and charges relating to the operation, repair and maintenance of the Premises including the Value Added Taxes relative thereto, but excluding any taxes payable by Landlord. Tenant shall be responsible for and shall provide, at its own cost and expense, the maintenance, repair and services for the Premises as stated in the immediately preceding sentence including, without limitation, the following utilities and facilities in and about the Premises (including capital repairs and replacements in connection therewith) subject to Landlord's obligations:

            (a) Any and all oil, gas, electricity, water, telephone, sanitary sewer, storm or drainage sewer and all other utilities utilized in or about the Premises (including all utility lines, conduits, and related equipment);

            (b) All heating, ventilating and air-conditioning systems and conduits (including the component equipment and machinery) and the operation of adequate air conditioning and heating in such respective amounts as necessary to protect and preserve the Building;

            (c) All electrical, mechanical and plumbing systems (including component equipment and machinery);

            (d) All restrooms, and all plumbing and sewer lines in and about the Premises,

            (e) All electrical wires, cable, fixtures, outlets and boxes in and about the Premises;

            (f) All load leveler, including the component equipment and machinery;

            (g) All hardware installed in the Building, including, but not limited to, hardware items such as doorknobs, urinals, sinks, faucets, etc.; and

            (h) Other maintenance (including the responsibility to pay its share (based upon the rentable square footage of the Premises relative to the rentable square footage of the other buildings) of any and all maintenance costs and expenses assessed by any present or future industrial park association or similar body), except for items that are Landlord's obligations under Section
10.1 of this Lease, as may be required to preserve and protect the Premises and its constituent parts. Any payment of the items mentioned in Section 9 herein, if paid by the Landlord should be considered as an Additional Payment Obligation.

      9.2 Maintenance of the Premises. Tenant covenants and agrees to use, maintain and occupy the Premises in a careful, safe and proper manner which will neither injure the reputation of either Landlord or Tenant nor use the Premises in a manner which renders it a nuisance to any other tenants of the Building, or users or tenants of adjacent buildings. No outside storage of any equipment, inventory, products or any materials whatsoever shall be permitted. Tenant, at its own expense, shall at all times maintain the Premises in a first-class manner and to no less a standard than that of comparable general purpose "light" manufacturing buildings in the vicinity of the Premises and in compliance with those standards imposed by any insurance policies required to be maintained hereunder, (including capital repairs and replacements). Tenant shall keep maintenance and repair reports in sufficient detail to indicate the nature and date of major work done. Tenant shall, at its own cost and expense, keep the Premises and all leasehold improvements therein, including all parking areas and sidewalks, in a clean, safe and healthy condition and shall clean the dirt and rubbish from the parking areas and sidewalks on the Premises during the Term of this Lease. In the event that any of the parking areas, sidewalks, or other parts of the Premises shall be in an unsafe, unclean, or unsightly condition, Tenant shall commence the curing of such condition within ten (10) days following receipt of Landlord's notice of such condition and diligently and continuously prosecute such curative action to completion.

      9.3 Tenant's Repairs. Other than Landlord's obligations expressly stated in Section 10.1 of this Lease, at all times during the Term of this Lease, Tenant shall make, at its sole cost and expense, any and all necessary repairs and capital improvements to the Premises, both structural (excluding the items identified as Landlord's responsibility in Section 10.1) and non-structural in order to preserve, protect, and maintain the Premises to their condition as of the date thereof, normal wear and tear excepted, or to such superior condition as Tenant may desire, as provided in this Article 9 hereof and all other items which constitute a part of the Building and the Premises. Tenant in accordance with Section 8 shall perform any repairs and capital improvements, which constitute Alterations, hereof. Tenant's obligation for repairs extends to repairs made after the Tenant has vacated the Premises, which were necessary because of Tenant's use or occupancy of the Premises.

      9.4 Exterior Maintenance. Tenant shall, at its own cost and expense, maintain all lawns, gardens, trees, shrubbery, exterior landscaping and all parking, loading and other exterior areas at the Premises and keep the same clear and free from accumulations of any debris, rubbish and garbage and keep such outside areas of the Premises in such condition as consistent with professionally landscaped buildings.

      9.5 Refuse Removal. Tenant shall, at its own cost and expense, provide for all trash, garbage, and refuse removal from the Premises at all times during the Term of this Lease. Tenant shall at all times comply with all health and safety laws, rules, regulations and ordinances with respect to the storage and removal of trash, garbage and refuse on and from the Premises.

      9.6 Tenant's Failure to Repair. If Tenant refuses or neglects to commence any repairs or fails to diligently prosecute the same to completion within twenty (20) days from the date on which Tenant receives written notice from Landlord of the need therefore, or if Tenant fails to make emergency repairs or diligently prosecute the same within such time as is necessary to avoid risk or damage to the Premises, Landlord may make such repairs at the expense of Tenant and such expense plus fifteen percent (15%) for Landlord's cost of administration and overhead shall be paid by Tenant to Landlord within five (5) days following completion and written demand as Additional Rent hereunder.

                                   SECTION 10
                LANDLORD'S MAINTENANCE AND REPAIR OF THE PREMISES

      10.1 Landlord's Obligations. After the Occupancy Date Landlord shall have no obligation to maintain or repair, or provide any service to, the Premises except as stated in this Section 10.1. Landlord, at its sole cost and expense, shall maintain (and make any necessary repairs and replacements) the following structural components of the Building in good condition, repair, reasonable wear and tear excepted throughout the Term: (a) the foundation, (b) the footings, (c) the load-bearing and exterior walls, (d) the steel joists and supporting columns, and (e) the roof and the roof membrane. It shall be a condition precedent to Landlord's responsibility for the roof of the Building that Tenant makes no penetrations of the roof.

                                   SECTION 11

                    NET LEASE; TENANT'S OBLIGATIONS FOR COSTS

      11.1 Net Lease. This Lease is a net lease, it being understood that Landlord shall receive the Annual Base Rent set forth herein free and clear of any and all impositions, taxes, utilities, liens, charges or expenses of any nature whatsoever in connection with the ownership, maintenance, repair and operation of the Premises, except as specifically provided in this Lease. As provided in this Lease, Tenant shall pay certain Additional Payment Obligations including, without limitation, the VAT, and the insurance premiums for the coverage required by Section 17. Any present or future law to the contrary notwithstanding, this Lease shall not terminate except as expressly provided herein, nor shall Tenant be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to any Annual Base Rent, Additional Payment Obligations or other sum payable hereunder other than as expressly provided herein.

      11.2 Non-Terminability. To the extent permitted by applicable law, Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, or any of its payment obligations, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of Landlord or by any court in respect of Landlord, except as such right may be expressly granted to Tenant in this Lease.

      11.3 Rent Acceleration. Except as otherwise expressly provided in this Lease (and subject to the provisions of applicable law and Tenant's cure rights under Section 20.1(f)), if Tenant seeks to modify, amend, cancel in whole or in part, or have declared null, whether in whole or in part this Lease Agreement, and whether or not successful, Landlord shall have the right to accelerate all rentals and other payments payable under this Lease Agreement as herein defined (collectively the "Rent Payable"), in addition to any other remedy available to Landlord. "Rents Payable" for purposes herein is defined as the total amount of Annual Base Rent and Additional Payment Obligations to be paid for the entire Term of this Lease Agreement, provided in Section 3 hereof, discounted to present value as provided in Section 21.1(a).

                                   SECTION 12

               RESTRICTIONS ON TRANSFER. ASSIGNMENT AND SUBLETTING

      12.1 Assignment or Sublease. Except as provided in Section 12.3 hereof, Tenant, expressly covenants that Tenant shall not, assign, transfer, mortgage or encumber this Lease or any interest therein, directly or indirectly, or sublet the Premises or any part thereof or grant any license, concession or other right of occupancy, or permit any part thereof to be used or occupied by anyone other than Tenant without the prior written consent of Landlord (any such action, a "Transfer"), which consent shall not be unreasonably delayed or withheld, provided the following conditions are complied with:

            (a) Tenant shall provide written notice of any proposed Transfer to Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such Transfer, which notice shall specify: (1) the name, address and business of the proposed assignee, sublessee or other transferee (the "Transferee"), (2) the amount and location of the space in the Premises affected, (3) the proposed effective date and duration of the Transfer, (4) a certified financial statement indicating the financial worthiness of the proposed Transferee, (5) a copy of the proposed assignment, sublease or other document (the "Transfer Document") which shall include the proposed rent to be paid by any assignee or sublessee, and (6) any other information about the proposed Transferee as Landlord may reasonably request.

            (b) Any Transfer shall not transfer or avoid Tenant's duties and obligations under the Lease or Guarantor's obligations under the Guaranty and the Tenant named herein shall continue to be liable for all of its obligations hereunder and the Guarantor shall continue to be liable for all of its obligations under the Guaranty, in each case as though no Transfer had been made.

            (c) At the time of any Transfer, this Lease must be in full force and effect, and no Event of Default shall have occurred and be continuing.

            (d) The Transferee shall agree in writing to be bound by the terms of this Lease pursuant to an assumption agreement in form and substance satisfactory to Landlord. A copy of the assignment, sublease or other Transfer Document fully executed and acknowledged by Tenant and Transferee shall be mailed to Landlord ten (10) days prior to the effective date of such Transfer.

            (e) The financial net worth and creditworthiness of the Transferee shall be acceptable to Landlord (as substantiated by its audited financial statements or other comparable financial information reasonably satisfactory to Landlord).

            (f) The Guarantor shall deliver to Landlord an instrument in form and substance satisfactory to Landlord and any Mortgagee whereby Guarantor consents to such Transfer and ratifies and confirms the continuing validity of its Guaranty (a "Ratification Agreement") at least ten (10) days prior to the effective date of such Transfer.

            (g) Any Transfer shall comply with the requirements of all financing documents applicable to the Premises. Any Mortgagee or other party whose approval is required shall have approved the Transfer Document.

            (h) In the case of an assignment or sublease, each Transfer Document permitted under this Section 12 shall contain provisions to the effect that (1) such assignment or sublease is only for actual use and occupancy by the Transferee; (2) such assignment or sublease or other Transfer is subject to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord hereunder; and (3) in the event this Lease shall terminate before the expiration of such assignment or sublease or other Transfer, the Transferee thereunder will, at Landlord's option, attorney to Landlord and waive any rights to surrender possession thereunder, as a result of the termination of this Lease.

            (i) No Transferee of this Lease shall engage in any business or activities which produce, use, store or process any Hazardous Substances as defined in Section 7 of this Lease or shall otherwise be in violation of the use restrictions contained in Section 6 of this Lease.

            (j) Tenant agrees to pay on behalf of Landlord any and all costs of Landlord, including reasonable attorneys' fees, occasioned by such Transfer, or Landlord's or any Mortgagee's approval thereof.

      12.2 Landlord Approval. Landlord shall have a period of fifteen (15) days following receipt of notice given by Tenant pursuant to Section 12.1 above within which to notify Tenant in writing that Landlord elects either (a) to permit Tenant to make such Transfer; or (b) to withhold Landlord's consent in its reasonable discretion and to continue this Lease in full force and effect. No consent given by Landlord to any Transfer shall be construed to be a consent to any further Transfer of the Premises by Tenant or any other party, or a release of Tenant's liability under this Lease, and Landlord's right to withhold its consent with respect thereto is hereby expressly reserved.

      12.3 Permitted Transactions. Tenant may assign this Lease or sublet the Premises or any portion thereof without Landlord's consent (except as to the form of assignment or sublease) to (a) any corporation or limited liability company which controls, is controlled by or is under common control with Tenant, or (b) to any corporation resulting from a merger or consolidation with Tenant, or to any person or entity which acquires all of the assets of Tenant's business as a going concern, (a "Merger Transaction") provided that:

            (a) At least twenty (20) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial background information of the assignee or sublessee described in Section 12.1 above and the proposed form of assignment or sublease;

            (b) If an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion and the Transferee has a financial net worth that equals or exceeds that of the Tenant on the date hereof);

            (c) Tenant remains fully liable under this Lease (except as may otherwise be permitted by a Merger Transaction);

            (d) The financial net worth and creditworthiness of the Transferee shall be acceptable to Landlord (as substantiated by its audited financial statements);

            (e) The financial net worth of Guarantor shall be equal to or exceed the net worth of Guarantor on the date of execution of this Lease and the Guaranty shall remain in full force and effect;

            (f) Guarantor provides Landlord with a Ratification Agreement together with evidence reasonably acceptable to Landlord that the conditions of subsection (d) have been satisfied;

            (g) The use of the Premises permitted under Section 6.1 of this Lease remains unchanged;

            (h) No Event of Default shall have occurred and be continuing at the time of such Transfer or after giving effect to the Merger Transaction; and

            (i) Such transaction is not entered into as a, subterfuge to avoid the restrictions and provisions of this Section 12.3.

      In addition to the foregoing, the following conditions must also be fulfilled in connection with a Merger Transaction: (a) the surviving entity is a statutory business entity organized under the laws of the United Mexican States, or the United States of America (or any state thereof) which is in full compliance with all applicable Mexican "doing business," foreign ownership of real estate, foreign registration and related laws and regulations, (b) the surviving entity or the entity to which all or substantially all of the assets are sold shall have tangible net worth immediately following the Merger Transaction of no less than the net worth of the Tenant as calculated on the Commencement Date, (c) the surviving entity (if not the Tenant) or, in the case of a sale of all or substantially all of the Tenant's assets, the entity which has purchased such assets shall have delivered to the Landlord and any Mortgagee an instrument in recordable form and in form and substance reasonably satisfactory to the Landlord and any Mortgagee whereby the surviving entity assumes the obligations of the Tenant under this Lease.

                                   SECTION 13

                                   INSPECTION

      13.1 Inspection. Landlord and its employees, servants and agents shall have the right to enter the Premises during normal business hours upon at least one (1) business day's prior notice (except in emergencies) for the purpose of showing the same to prospective purchasers, Mortgagees, or tenants of the Premises, or for making such alterations, repairs, improvements or additions to the Premises in accordance with the provisions of this Lease, or examining or inspecting the Building in order to ascertain whether Tenant is complying with all of its obligations hereunder. Landlord agrees that each such entry shall be conducted in a reasonable manner that will be the least intrusive to Tenant's business operations relative to the purpose of the entry. Notwithstanding anything to the contrary in the preceding sentence, except in emergencies, Landlord and its employees, servants and agents shall not enter any area of the Premises that may result in the disclosure of commercial or industrial trade secrets of Tenant and Tenant shall have the right to have a representative accompany Landlord throughout the Premises. Landlord's entry pursuant hereto shall not constitute an eviction of Tenant in whole or in part, and the Rent shall in no way abate while any alterations, repairs, improvements or additions are being made, whether by reason of loss or interruption of Tenant's business or otherwise. If representatives of Tenant shall not be present to open and permit entry into the Building at any time during an emergency, Landlord may enter the Building by means of a master key or forcibly without liability to Tenant.

                                   SECTION 14

                              SURRENDER OF PREMISES

      14.1 Condition of Premises. At the end of the Term, or any renewal or extension thereof, Tenant shall surrender the Premises to Landlord, together with all alterations, additions, renovations and improvements thereto specified in Section 8.3, in compliance with all applicable laws, rules, regulations and ordinances and any restrictive covenants, and in broom-clean condition and in good order and repair except for ordinary wear and tear, failing which Landlord may restore the Premises to such condition and Tenant shall pay the cost of said repair and restoration. Tenant shall surrender the Premises to Landlord at the end of the term hereof, without notice of any kind, and Tenant waives all right to any such notice as may be provided under any laws now or hereafter in effect. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

                                   SECTION 15

                 WAIVER OF CLAIMS: INDEMNIFICATION AND LIABILITY

      15.1 Waiver of Claims. Landlord and Landlord's agents, servants and employees shall not be liable for, and Tenant hereby releases Landlord, its agents, servants and employees from, all liability in connection with any and all loss of life, personal injury, damage to or loss of property, or loss or interruption of business occurring to Tenant, its agents, servants, employees, invitees, licensees, visitors or any other person, firm, corporation or entity, in or about or arising out of, in or upon the Premises, including, without limitation, (a) any fire, other casualty, accident, occurrence or condition; (b) any defect in or failure of (i) plumbing, sprinkling, electrical, heating or air conditioning systems or equipment, or any other systems and equipment, and (ii) the stairways, railings or walkways; (c) any steam, gas, oil, water, rain, frost, ice, snow, or flooding that may leak into, issue or flow from any part of the Premises or from the drains, pipes or plumbing, sewer or other installation of same, or from any other cause, place or quarter; (d) the breaking or disrepair of any services, installations and equipment; (e) the falling of any fixtures or any wall or ceiling materials; (f) broken or dislodged glass; (g) patent or latent defects; (h) the carrying out of any construction work or repairs; (i) any acts or omissions of other persons; (j) acts or omissions of third party contractors, and (k) theft, act of God, act of a public enemy, injunction, riot, strike, labor dispute, public demonstration, insurrection, war, court order, or any order of any governmental authority having jurisdiction over the Premises, but excluding any liability resulting from the gross negligence or willful misconduct of Landlord.

      15.2 Indemnification and Liability.

            (a) Tenant's Indemnity. Unless arising out of the negligence or intentional misconduct of Landlord, its agents or employees, Tenant shall protect, defend, indemnify, and hold harmless Landlord from and against any and all costs, expenses (including reasonable attorneys' fees), liabilities, losses, damages, suits, actions, fines, penalties, claims or demands of any kind to the extent such items arise out of or are in any way connected with, and Landlord shall not be liable to Tenant on account of (a) any failure by Tenant to perform any of the agreements, terms, covenants, or conditions of this Lease required to be performed by Tenant, (b) any failure by Tenant to comply with the statutes, ordinances, laws, rules, regulations or orders of any governmental authority,
(c) any act or omission of Tenant or any Tenant Parties, (d) any accidents, death or personal injury occurring in, on or about the Premises, or (e) Tenant's use or occupancy of the Premises.

            (b) Landlord's Indemnity. Unless arising out of the negligence or intentional misconduct of Tenant or any Tenant Parties, Landlord will indemnify and save harmless Tenant of and from any and all fines, suits, claims, demands, penalties, losses and actions (including reasonable attorneys' fees) for any injury to persons or damage to or loss of property in or about the Premises which are caused by the gross negligence, willful misconduct or breach of this Lease by Landlord; provided, however, that Landlord's indemnity shall not apply or extend to any such damage or injury which occurs within the Premises or any area covered by any insurance maintained by Tenant (or which would have been covered had Tenant obtained insurance required under the Lease).

            (c) Effect of Mutual Waiver. The foregoing indemnity obligations are expressly subject to the provisions of Section 17.4.

                                   SECTION 16

                           CASUALTY AND CONDEMNATION.

      16.1 In the event of a casualty suffered by the Premises, Tenant shall immediately notify Landlord in writing and Landlord shall commence the procedures for the determination of damages. In the event of any casualty to the Premises, Landlord and/or Tenant shall have the right to terminate this Agreement if (i) such casualty affects (100%).

      (b) If this Agreement is not terminated pursuant to paragraph 16.1 (a) hereof, then Landlord, to the extent of insurance proceeds received therefore, shall restore the Premises to the condition existing as of the date hereof, and Tenant, at its sole cost and expense, shall restore all leasehold improvements and/or any other improvements constructed by Tenant within the Premises.

      (c) During any period during which the Premises are untenable as a result of any casualty, the Annual Base Rent shall abate under this Agreement in proportion to floor area of the Premises rendered untenable to the remaining portion of the Premises, continuing until Landlord substantially completes Landlord's restoration obligations hereunder.

      16.2 Condemnation.

            (a) If the whole or any part of the Premises shall be taken under the power of condemnation, eminent domain or any act by a governmental authority (a "Condemnation"), whether rendered wholly or partially untenantable, Landlord shall negotiate, adjust and appeal the claim for any award or compensation on account of any such Condemnation and shall take all appropriate action in connection therewith.

            (b) In the event that all or substantially all of the Premises shall be subject to Condemnation, this Lease and the term and estate hereby granted shall automatically terminate as of the date of dispossession of Tenant as a result of such Condemnation.

            (c) In the event that forty percent (40%) or less of the rentable area of the Building shall be taken by Condemnation, and Tenant can use the Building for the same purpose as prior thereto without material impairment to its business operations, this Lease shall continue in full force and effect. The Term shall expire only as to the portion of the Building so taken, effective on the date of dispossession of Tenant. In the event that more than 40 % of the rentable area of the Building shall be taken by Condemnation and the Building can no longer be used for the same purpose or Tenant's ability to conduct its business operations is materially impaired by the Condemnation, Landlord or Tenant shall have the option to terminate this Lease within the three (3) month period following the Condemnation by giving written notice that substantiate the basis for Tenant's of exercise this termination option.

            (d) In the event that this Lease is not terminated in accordance with subsection (b) or (c) hereof, Landlord shall, upon receipt of the award in Condemnation, make all necessary repairs or alterations to the Building so as to constitute the remaining Building a complete architectural unit to the extent feasible as promptly as possible (but not in excess of 180 days after receipt of such Condemnation award monies unless due to delays caused by Tenant or Force Majeure Delay), but Landlord shall not be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagees and after payment of all costs involved in collection, including but not limited to attorney's fees. Tenant, at is own cost and expense shall, restore all trade fixtures, equipment, furniture, furnishings and other installations of personal property of Tenant which are not taken to as near its former condition as the circumstances will permit. In the event of a partial taking, all provisions of this Lease shall remain in full force and effect.

            (e) Any payment or recovery received from the governmental authority related to the Condemnation shall belong to Landlord; provided, however, that Tenant also retains its rights, if any, to make claims against any governmental authority for Tenant's relocation expenses, provided that Landlord's award is not diminished thereby, and any recovery received by Landlord for such relocation expenses shall belong to Tenant.

            (f) In the event of a Condemnation or other taking that does not result in a termination of this Lease as to the entire Premises, then the Annual Base Rent shall be adjusted in proportion to that portion of the Building taken by such Condemnation.

            (g) Except as otherwise expressly provided in this Section, in any event where Tenant loses the use of the Premises and the Lease is terminated, Tenant and not Landlord shall bear the business cost to move Tenant's operations to other facilities.

      16.3 Escrow for Disbursement of Casualty and Condemnation Proceeds.

            (a) In the event of a Casualty, Tenant and Landlord agree to deposit the "Net Insurance Proceeds" (defined below) immediately upon receipt thereof in escrow with the financial institution which is the first Mortgagee or the financial institution designated by such first Mortgagee to act as its agent (such Mortgagee when so acting, or its agent when so designated, the "Depositary"), or, in the absence of any Mortgagee, the Depositary shall be mutually agreed upon by Landlord and Tenant. The Depositary shall hold the Net Insurance Proceeds in trust in an interest bearing money market account and shall disburse such Net Insurance Proceeds to Tenant in accordance with the terms and conditions of subsection (c) below to: (i) Tenant to fulfill its obligations under Section 16.1(b); or (ii) Landlord to fulfill its obligations under Section 16.1 (b) hereof. "Net Insurance Proceeds" (as used herein) means the insurance proceeds received by Tenant and/or Landlord less the amount of any reimbursement to Tenant and/or Landlord for administrative fee for collecting the same, and all costs and expenses incurred in connection with the collection of such proceeds. Tenant and/or Landlord shall also deposit with the Depositary within five (5) calendar days of written demand therefor by the other party such additional monies (the "Party Contributions") as are necessary so that the Net Insurance Proceeds at any time held by Depositary and such Party Contributions will be sufficient, in the reasonable judgment of the other party, to pay all of the costs and expenses of the reconstruction and repair of the Building and of the improvements made by Tenant, as the case may be. Once so deposited by Tenant and/or Landlord with the Depositary, such Party Contributions shall become a part of the Net Insurance Proceeds and shall be held and administered in the same manner.

            (b) In the event of a Condemnation and Landlord elects to reconstruct and repair the Premises, Landlord and Tenant agree to deposit the "Net Condemnation Proceeds" (as defined below) in escrow with the Depositary; provided, however, Tenant shall not be obligated to deposit any award made to Tenant for its personal property. The Depositary shall hold the Net Condemnation Proceeds in trust in an interest bearing account (subject to the investment directions of Landlord and Tenant with respect to the sums deposited by each respectively) and shall disburse such Net Condemnation Proceeds to Landlord and Tenant respectively in accordance with the terms and conditions of subsection
(c) below. "Net Condemnation Proceeds" (as used herein) means the Condemnation awards received by Landlord and Tenant less the amount of any reimbursement to Landlord and Tenant for reasonable administrative fees for collecting the same, and all costs and expenses incurred in connection with the collection of such awards.

            (c) The disbursement of the Net Insurance Proceeds and Net Condemnation Proceeds deposited with the Depositary pursuant to subsection (a) or (b) of this Section 16.3 and the reconstruction and repair of the Premises shall be accomplished pursuant to the following requirements:

                  (i) Landlord and/or Tenant, as the case may be, shall submit to the first Mortgagee plans and specifications, a budget for the costs for such restoration, proposed contracts and subcontracts, a construction schedule, and lien waivers, which items shall be reasonably satisfactory to Landlord and the first Mortgagee;

                  (ii) The restoration shall be conducted under the supervision of an architect, engineer or general contractor selected by Tenant and Landlord who shall be reasonably satisfactory to Landlord and the first Mortgagee, and in accordance with such approved plans and specifications;

                  (iii) Disbursement shall be made on a progress basis (but not more frequently than monthly) subject to: (A) first Mortgagee obtaining a certificate executed by Tenant and Tenant's general contractor (or Landlord and Landlord's general contractor, as the case may be) indicating that the requested disbursement is to pay for costs of restoration (materials installed and work and labor performed) not previously paid, and that the amount of the disbursement does not exceed the aggregate of costs incurred or paid on account of restoration; and (B) first Mortgagee obtaining evidence that no notices of mechanics' or other liens or encumbrances on the Premises arising out of the restoration exist, and to the extent applicable, appropriate lien waivers;

                  (iv) Upon completion of the restoration to the satisfaction of first Mortgagee, the balance of the Net Insurance Proceeds, if any, being held by the Depositary shall be paid to Tenant, if the restoration resulted from a casualty and to Landlord if the restoration resulted from a condemnation; and

                  (v) Such other commercially reasonable terms and conditions as may be customarily required by first Mortgagee in its commercial construction loan administration for similar properties and construction budgets of a similar value and type of work.

                                   SECTION 17

                                    INSURANCE

      17.1 Tenant's Insurance. Tenant shall, at its own cost and expense, obtain or cause to be obtained, insurance policies naming the Landlord as additional named insured as to the coverage required under clauses (a), (b) and (g), as an additional named insured as to the coverage required under clause (c) and as loss payee as to the coverage required under clause (f), insuring against the following risks, in the following amounts:

            (a) "All Risk" of "Full Coverage" property insurance, including standard fire and extended coverage insurance at all times in an amount equal to 100% of the full replacement cost and full insurable value of the Premises;

            (b) Machinery coverage on all building systems at all times in an amount equal to 100% of the full replacement cost and full insurable value of the Premises insuring against all losses and damages arising from such occurrences not covered by All Risk Coverage;

            (c) Comprehensive general liability insurance with a minimum limit of US Dollars $50,000.00 per person and US Dollars $ 100,000.00 per occurrence, and property damage coverage with a minimum limit of US Dollars $100,000.00.

            (d) Any insurance coverage required of Tenant by any applicable laws of the United Mexican States;

            (e) Business interruption insurance covering expenses of operating the Premises, for a period of not less than twelve (12) months following any damage to or destruction of the Premises;

            (f) Rental income loss insurance in an amount of at least the Tenant's Annual Base Rent and Additional Payment Obligations due hereunder for a period of not less than twelve (12) months following any damage or destruction to the Premises; and

            (g) Builder's Risk insurance during the performance by Tenant of any Alterations by Tenant, which will be contracted for by Tenant prior to beginning any alterations.

      Upon written request by Landlord, Tenant agrees to increase, within a commercially reasonable period of time, the amounts of the insurance coverage, described above so as to conform the amounts of insurance with the insurance requirements consistent with the prevailing insurance amounts for similar buildings in the immediate vicinity (10 mile radius) of the Premises.

      17.2 Additional Insurance Requirements. All of the insurance policies (including endorsements) required hereunder: (a) shall expressly provide that the coverage shall not be materially changed, reduced or canceled absent thirty
(30) calendar days' prior written notice to the Landlord; (b) shall be limited to insure Landlord's insurable interest alone (and not that of Tenant) or if said policies are to include the insurable interest of Tenant, shall contain an endorsement to the effect that Landlord's insurable interest shall not be reduced or invalidated by any act or neglect of Tenant or of any subtenant of the Premises, nor by the use of the Premises by such party for purposes more hazardous than are permitted by the policy; (c) shall not contain any clause which would result in the insured thereunder being required to carry insurance with respect to the Premises or the property covered thereby, in an amount equal to a minimum specific percentage of the full replacement cost of such property in order to prevent the insured named therein from becoming a co- insurer of any loss under such policy; and (d) shall be payable in the United States in U.S. dollars. The Tenant shall provide the Landlord, within ten (10) business days following Landlord's written request, with certified copies of said insurance policies from the insurers at such times as may be necessary (but in no event less than once each year) to show that insurance is being maintained as required by this Section 17. In the event Tenant shall fail to deliver to Landlord such certified copies of policies evidencing that the same are in full force and effect, Landlord may undertake to obtain such insurance and the full cost thereof shall be payable hereunder by Tenant as an Additional Payment Obligation.

      17.3 Landlord's Insurance. Landlord shall obtain and keep in force during the Term, Commercial general liability insurance in such amounts, as Landlord deems advisable from time to time insuring Landlord against liability arising out of its maintenance and repair obligations under Section 10 hereof.

      17.4 Waiver of Subrogation.

            (a) Each party waives claims arising in any manner in its favor (as an injured party) and against the other party for loss or damage to the injured party's property located within or constituting a part or all of the Premises. This waiver applies only to the extent the loss or damage is covered by: (a) the injured party's insurance; or (b) the insurance that the injured party is required to carry under Section 17, whichever is greater. The waiver also applies to each party's directors, officers, employees, shareholders, members and agents. The waiver does not apply to claims caused by a party's willful misconduct.

            (b) Landlord and Tenant agree that all insurance policies covering loss or damage to property and business interruption or rent loss required hereunder, shall be endorsed to provide that any release from liability of, or waiver of claim for, recovery from the other party entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder. Such insurance policies shall further provide that the insurer waives all rights of subrogation, which such insurer might have against the other party. Without limiting any release or waiver of liability or recovery contained in any other section of this Lease, but rather in confirmation and furtherance thereof, each of the parties hereto waives all claims for recovery from the other party for any loss or damage to any of its property or damages as a result of business interruption, rent loss or liability of the types covered in Section 17.1 and
17.2 above insured under valid and collectible insurance policies, but only to the extent of any recovery collectible by the insured under such insurance policies.

                                   SECTION 18

                          SUBORDINATION AND ATTORNMENT

      18.1 Subordination. Tenant agrees, at the request of Landlord, to subordinate this Lease (including any renewals, extensions and modifications) to any mortgage placed upon the Premises (or any portion thereof), provided that the Mortgagee agrees to recognize the Tenant's rights under this Lease and not to disturb the possession, use and other rights of Tenant under this Lease subject to the condition that Tenant continues to perform its obligations hereunder and is not in default of such obligations. In the event of acquisition of title to the Premises by said Mortgagee or any person through foreclosure proceedings or otherwise, the Mortgagee or other person acquiring title to the Premises agrees to accept Tenant under the Lease and to perform the Landlord obligations hereunder, while owner of the Premises provided that no default has occurred and is continuing; and Tenant agrees to attorney to and recognize such Mortgagee or any other person acquiring title to the Premises.

      18.2 Rights of Mortgagee and Assignee of Rents. Notwithstanding the foregoing, no Mortgagee, transferee or purchaser acquiring the interest of any Mortgagee (and no assignee of Rents or other amounts payable by Tenant hereunder) shall be: (a) liable for the performance of any of Landlord's obligations relating to the Premises, (b) liable for Landlord's obligations arising prior to the date that such Mortgagee, assignee of Rents or other party takes possession of the Premises; (c) liable for Annual Base Rent or any Additional Payment Obligations paid more than thirty (30) days in advance; (d) subject to offsets, claims or defenses which Tenant might have against any prior landlord; or (e) bound by any amendments, waiver, or modification of or affecting this Lease made without its written consent. If Tenant is given written notice of the identity and address of any Mortgagee or assignee of Rents, then Tenant shall give to such Mortgagee written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such Mortgagee shall be given the opportunity to cure Landlord's default within the thirty (30) days following such written notice; provided, however, that said thirty (30) day period shall be extended if such party has commenced to cure the default within such thirty (30) day period and such party is proceeding with due diligence (including the exercise of its remedies against Landlord if necessary to obtain possession of the Premises) to effect such cure.

      18.3 Direct Payment of Tenant Obligations. In the event Landlord notifies Tenant in writing to pay the Annual Base Rent directly to such Mortgagee, Tenant agrees to make all payments of such amounts directly to Mortgagee upon written notice by the Landlord and in the manner directed by the Landlord in its notice.

                                   SECTION 19

                              ESTOPPEL CERTIFICATES

      19.1 Estoppel Certificates. Landlord and/or Tenant shall, at any time and from time to time, within a period of fifteen (15) calendar days following written request from the other party, execute, acknowledge and deliver a written statement certifying (a) that a true and correct copy of this Lease is attached to such statement, (b) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification and attaching a copy thereof), (c) the date to which the Annual Base Rent and the Additional Payment Obligations have been paid, (d) that there are not, in the case of the estoppel certificate to be provided by Landlord, to Landlord's knowledge, any uncured defaults on the part of Tenant hereunder, and in the case of the estoppel certificate to be provided by Tenant, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or in either case, specifying such defaults, and (e) as to such other matter as Landlord or Tenant or any prospective purchaser or Mortgagee of the Premises may reasonably request. Any such statement may be relied upon by Landlord or Tenant, as the case may be, and any prospective purchaser or Mortgagee. Landlord's or Tenant's failure to deliver such statement within the said period shall be conclusive as to the matters stated therein.

                                   SECTION 20

                                EVENT OF DEFAULT

      20.1 Tenant's Default. The occurrence of any of the following shall, at Landlord's option, constitute a material default and breach of this Lease by Tenant (an "Event of Default"):

            (a) A failure by Tenant to pay Annual Base Rent or any Additional Payment Obligations reserved herein within five (5) calendar days after written notice thereof from Landlord to Tenant; provided, however, Landlord shall only be obligated to provide such written notice and five (5) days cure period twice in any calendar year.

            (b) The abandonment of the Premises by Tenant or its vacation thereof for a period in excess of 30 (thirty) days.

            (c) The filing of any lien against the Premises or any portion thereof or interest therein as a result of the act or omission of the Tenant or its agents, servants or licensees which is not discharged or released or a sufficient bond is not obtained within thirty (30) days after filing subject to Tenant's rights in Section 8.2 to contest a lien;

            (d) The making by Tenant of any assignment for the benefit of creditors; the adjudication that Tenant is bankrupt or insolvent; the filing by or against Tenant of a petition for the suspension of payments or of a petition to have Tenant adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days after the filing thereof); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets or of Tenant's interest in this Lease; or the attachment, execution or levy against, or other judicial seizure of, substantially all of Tenant's interest in this Lease;

            (e) A failure by Tenant to fully observe and perform the provisions or covenants of Sections 7 or 12 of this Lease; or Tenant takes any actions under Section 11.3, which entitled Landlord to accelerate the Rents Payable.

            (f) A failure by Tenant to fully observe and perform any other provision or covenant of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) calendar days after written notice thereof from Landlord to Tenant. If any failure described in this Section 20.1(f) is capable of being cured but cannot be cured within thirty (30) calendar days, then such failure shall not be an Event of Default hereunder so long as Tenant has promptly commenced cure within such thirty (30) calendar day period, proceeds with diligence to complete such cure, and completes such cure within ninety (90) calendar days after written notice thereof from Landlord to Tenant.

      20.2 Landlord's Default. If at any time during the Term Landlord shall fail to perform any of its obligations under this Lease, Tenant may, if any such failure shall continue for a period of thirty (30) consecutive calendar days after Tenant gives written notice thereof to Landlord and Landlord notifies Tenant that it contests or disputes such claimed default with such thirty (30) calendar day period, perform such obligations; and any such sum shall be payable by Landlord within ten (10) calendar days of written demand together with interest thereon at the rate established in Section 21.1 (b) hereof; provided, however, if the nature of the claimed default is such that it cannot feasibly be cured within such 30-calendar-day period, and Landlord notifies Tenant of such condition, then Landlord shall not be deemed to be in default if such condition does not materially interfere with Tenant's use of the Premises and Landlord promptly and diligently commenced cure within such thirty (30) calendar day period.

                                   SECTION 21

                                ACCELERATED RENT

      21.1 Accelerated Rent.

            (a) Upon any Event of Default, the Annual Base Rent and Additional Payment Obligations reserved herein for the entire unexpired portion of the Term shall, at Landlord's option, thereupon immediately become due and payable (without regard to the premature termination of the Term by reason of such Event of Default). Tenant shall be obligated for such accelerated Rents regardless of which, if any, of the other remedies provided in this Lease or under law or in equity the Landlord elects to pursue. Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant all outstanding and unpaid Annual Base Rent and Additional Payment Obligations as of the date of such Event of Default, together with an amount, as liquidated damages, equal to the difference between the present worth of the aggregate of the Annual Base Rent and Additional Payment Obligations which would have been payable hereunder for the original unexpired portion of the Term of this Lease (without regard to the premature termination of the Term by reason of such Event of Default) and the then present worth of the then aggregate fair market rent of the Premises for the same period. In the computation of such present value, a discount at a current commercially reasonable market capitalization rate shall be employed. Upon any termination of this Lease by Landlord as a result of an Event of Default by Tenant, Landlord agrees to take commercially reasonable steps to re-lease the Premises to mitigate its damages as provided in Section 22.2 below.

            (b) Nothing herein contained shall limit or prejudice the right of Landlord in lieu of the foregoing accelerated Annual Base Rent and Additional Payment Obligations remedy to prove and obtain by reason of such termination an amount of damages, and interest thereon at the rate which is the lesser of eighteen percent (18 %) per annum or the maximum legal rate then in effect, whether or not such amount be greater, equal to, or less than the accelerated amount referred to above.

            (c) It is understood by the parties that the preceding paragraphs will not be applicable in the event of an early termination if the Tenant has another tenant in place for the Premises with the same or greater financial solvency, in which case the Landlord will not charge any penalties to the Tenant for such early termination.

                                   SECTION 22

                                    REMEDIES

      22.1 Landlord's Rights and Remedies. Upon any Event of Default, Landlord at its option, may terminate this Lease by giving written notice of termination to Tenant, or Landlord, without terminating this Lease, may at any time after an Event of Default, without notice or demand additional to that which may be required by Section 20 hereof, and without limiting Landlord in the exercise of any other right or remedy which Landlord may have by reason of such Event of Default or breach, exercise any one or more of the remedies hereinafter provided in this Section or in this Lease or as otherwise provided at law or in equity, all of such remedies (whether provided herein or by-law) being cumulative and not exclusive.

      22.2 Liability for Reletting Costs. In the event of termination of the Lease and recovery of the Premises by Landlord, Landlord shall make good faith and commercially reasonable efforts to relet the Premises. Tenant agrees that all reasonable costs and expenses paid or incurred by Landlord in reletting of the Premises, including, without limitation, all costs associated with advertising, repair, and redecorating the Premises, all leasing commissions, Tenant allowances, partial or total rental abatement periods, attorneys' and accountants' fees (the "Reletting Costs") which shall be due and payable by Tenant to Landlord within twenty (20) days following written demand therefore and shall constitute Additional Payment Obligations. Any proceeds of such reletting received by Landlord after deducting all costs and expenses incurred by Landlord as a result of Tenant's default or in connection with such reletting (collectively, the "Net Reletting Proceeds"), shall be applied against amounts due or owing by Tenant according to the Lease. If Tenant has previously paid to Landlord the accelerated Annual Base Rent and Additional Payment Obligations provided under Section 21, then the Net Reletting Proceeds shall be refunded to Tenant as they are paid to Landlord, up to the full amount of the accelerated Annual Base Rent and Additional Payment Obligations paid by Tenant. At such reasonable times as Tenant may request, Landlord shall make available to Tenant and its representatives books and records relative to such reletting.

      22.3 Right to Perform for Tenant. During the continuance of any Event of Default, if Tenant shall fail to perform or comply with any of its agreements contained herein, the Landlord shall have the right, but not the obligation, to perform or comply with such agreement after at least ten (10) days' prior notice to Tenant (and in connection therewith may enter upon the Premises); in any such event the Landlord shall not thereby be deemed to have waived any default caused by such failure, and the amount of the expense of Landlord (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon as provided in Section 22.4, shall be deemed an Additional Payment Obligation, payable by Tenant to Landlord upon demand.

      22.4 Interest. Any amount not paid by Tenant to Landlord when due (subject to any applicable grace periods) shall bear interest from the date due at the lesser of (a) eighteen percent (18%) per annum, or (b) the maximum rate then permitted by applicable law, and shall be paid by Tenant to Landlord on written demand therefore, and shall constitute an Additional Payment Obligation.

                                   SECTION 23

                                     WAIVER

      23.1 Waiver. The failure or delay on the part of Landlord or Tenant to enforce or exercise at any time any of the provisions, rights or remedies in this Lease shall in no way be construed to be a waiver thereof, nor in any way to affect the validity of this Lease or any part hereof, or the right of Landlord or Tenant, as the case may be, to thereafter enforce each and every such provision, right or remedy. No waiver of any breach of this Lease shall be held to be a waiver of any other or subsequent breach. The receipt by Landlord of Annual Base Rent or an Additional Payment Obligation at a time when the Tenant is in default under this Lease shall not be construed as a waiver of such default. The receipt by Landlord of a lesser amount than the Annual Base Rent or Additional Payment Obligations due shall not be construed to be other than a payment on account of the Annual Base Rent or Additional Payment Obligations then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the Annual Base Rent or Additional Payment Obligations due or to pursue any other remedies provided in this Lease. No act or thing done by Landlord or Landlord's servants, agents or successors during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such a surrender shall be valid, unless in writing and signed by Landlord.

                                   SECTION 24

                                 QUIET ENJOYMENT

      24.1 Quiet Enjoyment. Landlord warrants that it owns title to the Premises, subject to the Permitted Encumbrances. So long as Tenant is in compliance with the terms of the Lease, Tenant shall have the right to peaceably and quietly have, hold and enjoy use of the Premises for the initial or any extended Term of the Lease, free from interference by Landlord, its employees, representatives, agents, or from any other person claiming under or through Landlord, subject nevertheless to all of the provisions of this Lease. Landlord warrants that it has the right to enter into the Lease.

                                   SECTION 25

                                  GOVERNING LAW

      25.1 Governing Law. With respect to all matters arising under this Lease, this Lease shall be construed, governed and enforced in accordance with the Civil Code of the State of Tamaulipas, United Mexican States, with exclusive jurisdiction residing in the courts and tribunals located in the City of H. Matamoros, State of Tamaulipas, United Mexican States, to adjudicate all claims arising hereunder. The provisions of this Section 25.1 are not applicable to the Guaranty or any guarantee(s) given by a third party or by third parties to Landlord to assure the performance by the Tenant of any of its Lease.

      25.2 Translation. English was the language in which this Lease was negotiated. Promptly following execution of this Lease, the parties shall cause this Lease to be translated from English into Spanish and following completion thereof, both parties agree to execute the translated version of this Lease promptly following receipt of such translated version. The translator shall be a person reasonably acceptable to both parties, and the parties shall share equally the translator's charges. In the event of litigation in a Mexican tribunal, the Spanish version may be used as evidence of the agreement of the parties. If, however, there is a dispute between the parties with respect to the translation, reference may be made to the Spanish version, which shall prevail in the event of any discrepancy.

                                   SECTION 26

                                OPTION TO EXTEND

      26.1 Option to Extend. Tenant shall have the right to extend the term of this Lease (the "Extension Option") as follows:

      One consecutive period of five (5) years ("First Extension Term") at the Annual Base Rent set forth below. All of the other terms, covenants and conditions contained in this Lease, including payment of Additional Payment Obligations, shall apply to the Extension Term.

      One consecutive period of three (3) years ("Second Extension Term") at the Annual Base Rent set forth below. All of the other terms, covenants and conditions contained in this Lease, including payment of Additional Payment Obligations, shall apply to the Second Extension Term.

      26.2 Rent for First Extension Term. The applicable rent for the first extension term will be determined according to the rent paid in the last year of the Initial Term, increased in a rate equal to the percentage change of the Consumer Price Index (CPI) in the previous twelve months, provided, however, that the rent payable during the first extension term may not be lower than the rent payable during last year of the Initial Term.

      26.3 Rent for the Second Extension Term. The parties shall negotiate the Annual Base Rent payable in respect of the Second Extension Term.

      26.4 Exercise of Option. Tenant must exercise each Extension Option by delivery of written notice (the "Exercise Notice") to Landlord ninety (90) calendar days prior to the expiration of the Term or the First Extension Term, as applicable, expressly stating its election to extend the Term pursuant to this Article 26 and its agreement to be bound by all of the terms and conditions of this Lease. Tenant's right to extend the Term pursuant to this Article 26 shall also be subject to the condition that no Event of Default shall have occurred and be continuing at the time Tenant delivers its Exercise Notice and at the commencement of the Extension Term.

                                   SECTION 27

                                  MISCELLANEOUS

      27.1 Signs. Tenant shall not place, install or affix, or permit the placement, installation or fixation of any sign of any nature whatsoever which can be seen from outside the Building except in accordance with any restrictive covenants and all applicable, present and future, laws, statutes, codes, ordinances, orders, decrees, regulations and requirements. Any permitted signs installed on or about the Premises shall be removed at the expiration or sooner termination of the Term of this Lease and the Premises promptly repaired or restored to its original conditions where such sign has been removed. Tenant shall pay all expenses, and all license and permit fees relating to the installation and maintenance of authorized signs, and shall pay all expenses of removal and costs of repairs resulting therefrom.

      27.2 Unavoidable Delay. If either party shall be delayed or hindered in, or prevented from, the performance of any covenant or obligation hereunder, other than one for the payment of money, as a result of any acts of God, fire or other casualty, enemy act, war, riot, general unavailability of certain materials, strikes, boycotts, or labor disputes or other similar events beyond the reasonable control of either party hereto that cause such party to be delayed or hindered in, or prevented from, the performance of any covenant or obligation hereunder, and provided that the-party delayed, hindered or prevented from performing notifies the other party not later than ten (10) calendar days after the date on which performance of such covenant or obligation is due of any such delay, hindrance or prevention, then the performance of such covenant or obligation shall be extended by the number of days equivalent to the number of days of the impact of such delay, hindrance, or prevention. In no event shall any such delay, hindrance or prevention constitute a termination of this Lease and the provisions of this Section shall not operate to excuse Tenant from the prompt payment of any Annual Base Rent or Additional Rent due and owing under this Lease.

      27.3 Corporate Authority. Landlord and Tenant each represent and warrant to the other that each individual executing this Lease on behalf of said corporation is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the board of directors of said corporation and in accordance with the bylaws of said corporation and that this Lease is binding upon said corporation in accordance with its terms.

      27.4 Successors. The respective rights and obligations provided in this Lease shall bind and shall inure to the benefit of the parties hereto, their legal representatives, heirs, successors and permitted assigns; provided, however, that no rights shall inure to the benefit of any successor or assign of Tenant unless Landlord's written consent for the transfer to such successor has first been obtained to the extent required by this Lease.

      27.5 Severability. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall in no way be affected or impaired and such remaining provisions shall remain in full force and effect.

      27.6 Captions. Marginal captions, titles and exhibits to this Lease are for convenience and reference only and are in no way to be construed as defining, limiting, or modifying the scope or intent of the various provisions of this Lease.

      27.7 Persons; Gender. As used in this Lease, the word "person" shall mean and include, where appropriate, an individual, corporation, partnership or other entity; the plural shall be submitted for the singular, and the singular for the plural, where appropriate; and words of any gender shall mean to include any other gender.

      27.8 Notices. Any bill, statement, notice or communications required or permitted hereunder shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by internationally recognized overnight courier service or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 5:00 p.m. (Mountain time) on a business day; provided that a "hard" copy of such notice is also sent pursuant to (c) or (d) below; (c) if by international overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the 4th day after deposit in the mail postage prepaid.

             To Landlord:     Calle 4 Y Bustamante No.2
                              H. Matamoros, Tamaulipas, Mexico
             Attn.            C.P. Federico Javier Carretero Zardeneta

             To Tenant:       Calle Colorado s/n entre Av. Lauro Villar y  Ave.
                              Cantinflas
                              Parque Industrial CYLSA
                              H. Matamoros, Tamaulipas,
                              Mexico

             Attn.            Mr. Douglas Lee Kvalvog Carlino

      Either party may change its address for purposes of this Section 27.8 by written notice so given to the other party consistent with the requirements of this Section.

      27.9 Lease not an Offer. The submission of this Lease to Tenant should not be construed as an offer, nor shall Tenant have any rights with respect thereto unless and until Landlord shall execute this Lease and deliver the same to Tenant, which rights may be revoked by Landlord at any time prior to receipt by Tenant of this Lease duly executed by Landlord.

      27.10 Counterparts. This Lease may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original and all of which together shall constitute one instrument. In proving this Lease, it shall not be necessary to produce or account for more than one such counterpart signed by the party, against whom enforcement is sought.

      27.11 Time of the Essence. TIME IS OF THE ESSENCE WITH RESPECT TO THE DUE PERFORMANCE OF THE TERMS, COVENANTS AND CONDITIONS HEREIN CONTAINED; PROVIDED, HOWEVER, NO DELAY OR FAILURE TO ENFORCE ANY OF THE PROVISIONS HEREIN CONTAINED AND NO CONDUCT OR STATEMENT SHALL WANE OR AFFECT ANY OF LANDLORD'S RIGHTS UNDER THIS LEASE.

      27.12 Landlord's Obligations. Landlord's obligations hereunder shall be binding upon Landlord only for the period of time that Landlord is the owner of the Premises; and, upon termination of that ownership, Tenant shall look solely to Landlord's successor in interest in the Premises for the satisfaction of each and every obligation of Landlord hereunder.

      27.13 Landlord's Exculpatory. Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that in any judicial proceeding involving the collection of any judgment (or other judicial process) requiring the payment of money by Landlord or any partner, officer, shareholder or employee of Landlord, Tenant shall look solely to the estate and property of Landlord in the Premises and to no other property or assets of Landlord, nor to any property of any partner, officer, shareholder or employee of Landlord, nor shall any property of either the Landlord (with the exception of the Premises) or any partner, officer, shareholder, or employee of Landlord become subject to levy, execution, attachment or other enforcement procedures for the satisfaction of Tenant's remedies. In addition, Tenant covenants and agrees that no personal liability or responsibility is assumed by, nor shall at any time be asserted or enforceable against, any partner, officer, shareholder, or employee of Landlord on account of any covenant, undertaking or obligation under or with respect to this Lease, all such personal liability and responsibility, if any, being expressly waived and released. The exculpation does not apply to claims caused by a party's willful misconduct.

      27.14 Indirect Damages. Notwithstanding any provisions of this Lease to the contrary, none of the provisions of this Lease shall cause either party to be liable to the other party, or anyone claiming through or on behalf of such other party, for any special, indirect or consequential damages, including, without limitation, lost profits or revenues.

      27.15 Compliance. Tenant shall, at its sole cost and expense, comply with all laws, orders, ordinances and regulations of all governmental authorities having jurisdiction with respect to occupancy, use or manner of use of the Premises. Landlord shall, at its sole cost and expense, comply with all laws, orders, ordinances and regulations of all governmental authorities having jurisdiction with respect to those portions of the Premises that are maintained by Landlord pursuant to Section 10.1 hereof. Landlord and Tenant shall give each other prompt notice of any violation or recommendation of change of which it shall have received notice from any such authority. Neither Landlord nor Tenant shall do or permit to be done any act or thing, which will invalidate or be in conflict with the Certificate of Occupancy for the Building.

      27.16 Modifications. This Lease, including all exhibits attached hereto, contains all of the agreements, conditions, understandings, representations and warranties made between the parties hereto with respect to the subject matter hereof and may not be modified orally or in any manner other than by an agreement in writing signed by both parties hereto or their respective successors in interest.

      27.17 Brokerage. Landlord and Tenant warrant and represent to each other that they have had no dealings with any broker, agent or finder in connection with this Lease except _____N/A___________ (the "Brokerage Agents"). Landlord shall pay the commissions of the Brokerage Agents. Both parties agree to protect, indemnify and hold harmless the other from and against any and all expenses with respect to any compensation, commissions and charges claimed by any other broker, agent or finder not identified above with respect to this Lease or the negotiation thereof that is made by reason of any action or agreement by such party.

      27.18 Denomination of Currency. All monetary sums expressed herein as "dollars" or by use of the dollar sign ("$") shall mean sums in the lawful currency of the United States of America. All sums due from one party to the other hereunder shall be payable in such United States dollars.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Lease in the City of H. Matamoros, State of Tamaulipas, United Mexican States on the _1ST____, of __NOVEMBER_________________ 2004.

                                     TENANT:

                               /s/ Douglas Kvalvog
                ------------------------------------------------
                         SIMCLAR DE MEXICO, S.A. DE C.V.
                         MR. DOUGLAS LEE KVALVOG CARLINO
                       PRESIDENT AND LEGAL REPRESENTATIVE

                                    LANDLORD


                     /s/ Federico Javier Carretero Zardeneta
                ------------------------------------------------
                CONSORCIO INMOBILIARIO DEL NORESTE, S.A. DE C.V.
                    C.P. FEDERICO JAVIER CARRETERO ZARDENETA
                    ----------------------------------------
                              LEGAL REPRESENTATIVE

                                    WITNESS:

                           /s/ Oscar Passament Castro
                ------------------------------------------------
                           Mr. Oscar Passament Castro

                             /s/ Ms. Minerva Briones
                ------------------------------------------------
                               Ms. Minerva Briones

                                   Exhibit "C"

                           Form of Guaranty Agreement

      THIS LEASE GUARANTY AND AGREEMENT (the "Guaranty") is made as of the _ day of __11-1___________, 2004, by and from _SIMCLAR INC.________________________, a
_____U.S.___________ corporation, having its principal place of business at (the "Guarantor"), to and for ___2230 W. 77TH ST.HIALEAH,FLORIDA,33016_______________________________________________________,
having an office at H. Matamoros, Tamaulipas, and United Mexican States (The " Landlord").

                                   WITNESSETH:

      WHEREAS, Landlord has entered into a Lease with _SIMCLAR INC.___________________, a Mexican "sociedad anonima de capital variable" corporation (the "Tenant") dated __11-1-04___________________, 2004 (the
"Lease") with respect to a manufacturing facility on property located at __AVE.CANTINFLAS ENTRE LAURO VILLAR Y COLORADO_______________________________________in H. Matamoros, Tamaulipas,
United Mexican States. (The "Leased Premises");

            WHEREAS, Guarantor owns _100_____% of the issued and outstanding shares of the Tenant and fully controls it.

      WHEREAS, Landlord was willing to enter into the Lease with the Tenant only if Guarantor agreed to guaranty payment of the Guaranteed Obligations (defined below) to Landlord in the manner hereinafter provided, and performance of all of the Tenant's obligations under the Lease;

      NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Guaranty by this reference, and for good and valuable other consideration, the receipt and adequacy of which are hereby conclusively acknowledged, and intending to be legally bound hereby, Guarantor hereby agrees as follows:

      1. Guaranty of Payment and Performance. Guarantor hereby absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as a surety, to Landlord and its successors and/or assigns:

            (a) The prompt and complete payment in full when due, of all payments of "Rent", "Additional Payment Obligations" (as such terms are defined in the Lease) and all other liabilities, charges and amounts that become due and payable under the Lease (including any extension or hold-over period) (the "Lease Payments");

            (b) The full, prompt, and absolute performance and observance by Tenant of all of the obligations contained in the Lease to be performed or observed by, or imposed upon, Tenant during the Term (including any extension or renewal thereof) or any hold-over period; and

            (c) The prompt and complete payment upon demand of all costs and expenses of any collection or other realization under, this Guaranty, including all expenses, liabilities and advances made or incurred by Landlord in connection therewith, including reasonable attorneys' fees. The payment and performance obligations guaranteed pursuant to this
      Section 1 are hereinafter referred to as the "Guaranteed Obligations".

      2. Representations and Warranties. Guarantor represents and warrants that:

            (a) No consents or approvals of any kind by others, including any creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor, in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder, and this Guaranty is not in violation of the terms of any agreement or instrument to which Guarantor or Tenant is a party or by which either of them or any of their assets may be bound or affected, and this Guaranty will not violate any provision of any existing law or regulation of material import, which would result in a material adverse effect on Guarantor, which is binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor;

            (b) There is no pending or, to the best of Guarantor's knowledge, threatened action or proceeding affecting Guarantor before any court, governmental agency or arbitrator that could reasonably be expected to have a material adverse effect on the ability of Guarantor to perform or observe any of its obligations hereunder or that could reasonably be expected to have a material adverse effect on Guarantor's guaranty of the Guaranteed Obligations hereunder;

            (c) Guarantor has full power, authority and legal right to execute this Guaranty and to observe and perform all of the terms of this Guaranty on Guarantor's part to be observed and performed and this Guaranty constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy laws and other laws affecting the rights of creditors generally, or by virtue of the application of general principles of equity;

            (d) This Guaranty is made by Guarantor at the request of Tenant and Landlord's agreement to enter into the Lease with Tenant is of substantial and material benefit to Guarantor,

            (e) Guarantor has established adequate means of obtaining from Tenant on continuing basis financial and other information pertaining to the respective financial condition of Tenant and the ability of Tenant to promptly pay the Guaranteed Obligations,

            (f) Guarantor has reviewed and approved copies of the Lease and is fully informed of the rights and remedies that Landlord may pursue, with or without notice to Tenant, upon the occurrence and continuance of a default or Event of Default thereunder; and

      Any financial statements of Guarantor heretofore delivered to Landlord (i) are true and correct in all respects as of the date thereof, (ii) were prepared in accordance with generally accepted accounting principles, consistently applied, and (iii) fairly present the financial position of Guarantor as of the date thereof.

      3. Adequate Information. Guarantor shall, at its sole cost and expense, establish and maintain means whereby Guarantor shall be kept adequately informed of any facts, events or circumstances that might in any way affect Guarantor's risks hereunder, and Landlord shall have no obligation to disclose to Guarantor information or material acquired in the course of Landlord's relationship with Tenant.

      4. Payment by Guarantor: Application of Payments. Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right that Landlord may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Tenant to pay any of the Guaranteed Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to Landlord, an amount equal to the sum of the unpaid principal amount of all Guaranteed Obligations then due as aforesaid, all accrued and unpaid interest thereon, and all other Guaranteed Obligations then owed to Landlord as aforesaid. All such payments shall be applied promptly from time to time by
Landlord:

      First, to the payment of the costs and expenses of any collection or other realization under, this Guaranty, including all expenses, liabilities and advances made or incurred by Landlord in connection therewith, including reasonable attorneys' fees,

      Second, to the payment of all other Guaranteed Obligations; and

      Third, after payment in full of all Guaranteed Obligations, to the payment to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

      5. Release of Guaranty. When Tenant pays the full amount of the Lease Payments and performs all of the obligations contained in the Lease, this Guaranty shall terminate and become void and have no further force or effect.

      6. Liability of Guarantor Absolute. Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance that constitutes a legal or equitable discharge of a guarantor or surety other than indefeasible payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

            (a) This Guaranty is a guaranty of payment and performance and not of collectibility.

            (b) Landlord may enforce this Guaranty upon the terms and conditions herein set forth notwithstanding the existence of any dispute between Landlord and Tenant, any partners, joint venturers, officers, directors, shareholders, trustees or beneficiaries (as applicable) of Tenant or any other Person with respect to the existence of any default or "Event of Default" (as defined in the Lease) under the Lease.

            (c) Landlord may enforce this Guaranty upon the terms and conditions herein set forth notwithstanding any exercise or failure to exercise any right or remedy available to Landlord against any Person under the Lease, at law, in equity or otherwise.

            (d) The obligations of Guarantor hereunder are independent of the obligations of Tenant, any partners, joint venturers, officers, directors, shareholders, trustees or beneficiaries (as applicable) of Tenant or any other Person under the Lease, including the obligations of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Tenant or any of such other Persons and whether or not Tenant is joined in any such action or actions.

            (e) Payment by Guarantor of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guaranteed Obligations that has not been paid.

            (f) Landlord, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may: (i) grant an extension or extensions of time for the payment or performance of any Guaranteed Obligations or change the time, place or manner or terms of payment of the Guaranteed Obligations; (ii) grant an indulgence or indulgences in the payment or performance of any Guaranteed Obligations; (iii) modify or amend the Lease or any term thereof or any obligation of Tenant arising thereunder; (iv) consent to any assignment or assignments, subleases and successive assignments or subleases by Tenant;
      (v) consent to an extension or extensions of the term of the Lease; (vi) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment or performance of any other obligations; (vii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations; (viii) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other guarantor) with respect to the Guaranteed Obligations; (ix) enforce and apply any security now or hereafter held by or for the benefit of Landlord in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Landlord may have against any such security, as Landlord in its discretion may determine; and (x) exercise any other rights available to it under the Lease, at law or in equity.

            (g) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than indefeasible payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Lease, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of, or security for, the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to Events of Default) of the Lease, or of any other guaranty or security for the Guaranteed Obligations; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the release or discharge of Tenant in any bankruptcy, insolvency, receivership, reorganization, liquidation or similar proceedings; (v) the impairment, limitation or modification of the liability of the Tenant or the estate of the Tenant in any bankruptcy, insolvency, receivership, reorganization, liquidation or similar proceeding, or of any remedy for the enforcement of Tenant's said liability under the lease, resulting from the operation of any present or future provision of the Bankruptcy Code (Title 11 of the United States Code, as amended) or other statute or from the decision in any court; (vi) the rejection or disaffirmance of the lease in any such proceedings; (vii) the assignment or transfer of the lease by Tenant; (viii) any disability or other defense of Tenant; (ix) any defenses, set-offs or counterclaims that Tenant may allege or assert against Landlord in respect of the Guaranteed Obligations; and (x) any other act or thing or omission, or delay to do any other act or thing, that may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations.

      7. Waivers by Guarantor. Guarantor hereby waives, to the extent not prohibited by applicable law, for the benefit of Landlord:

            (a) Any right to require Landlord, as a condition of payment by Guarantor, (i) to proceed against Tenant, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person,
      (ii) to proceed against of exhaust any security held from Tenant, any other guarantor (including any other Guarantor) of the Guaranteed Obligations or any other Person, or (iii) to pursue any other remedy in the power of Landlord whatsoever;

            (b) Any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Tenant, including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Tenant from any cause other than indefeasible payment in full of the Guaranteed Obligations;

            (c) Any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder;

            (d) Any rights to set-offs, recoupments and counterclaims;

            (e) Promptness, diligence and any requirement that Landlord protect, secure, perfect or insure any security interest or lien or any property subject thereto,

            (f) Notices, demands, presentments, demands for payment, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Lease, notices of any renewal, extension or modification of the Guaranteed Obligations or any agreement related thereto, notices of any extension of credit to Tenant and notices of any of the matters referred to in Section 6 and any right to consent to any of them; and

            (g) Any defenses or benefits that may be derived from or afforded by law that limit the liability of or exonerate guarantors or sureties, or that may conflict with the terms of this Guaranty.

      8. Guarantor's Rights of Subrogation. Contribution. Etc. Until the Guaranteed Obligations shall have been indefeasibly paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Tenant or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Tenant, (ii) any right to enforce, or to participate in, any claim, right or remedy that Landlord now has or may hereafter have against Tenant, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Landlord, and (b) any right of contribution Guarantor may have against any other guarantor (including any other guarantor) of the Guaranteed Obligations. Guarantor further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Tenant or against any collateral or security, and any rights of contribution Guarantor may have against any other guarantor, shall be junior and subordinate to any rights Landlord may have against Tenant, to all right, title and interest Landlord may have in any such collateral or security, and to any right Landlord may have against such other guarantor. Landlord may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale, any rights of subrogation Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for Landlord and shall forthwith be paid over to Landlord to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms hereof.

      9. Subordination of Other Obligations. Any indebtedness of Tenant now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guaranteed Obligations, and any such indebtedness of Tenant to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Landlord and shall forthwith be paid over to Landlord to be credited and applied against the Guaranteed Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

      10. Continuing Guaranty. This Guaranty is a continuing guaranty and shall apply to and cover the Lease including any option periods, extension, amendments, assignments, subleases, transfers or other modifications of the Lease whether or not Guarantor shall have knowledge or have been notified of or agreed or consented to any such option period, renewal, extension, amendment, assignment, sublease, transfer or modification of the Lease. This Guaranty shall remain in effect until all of the. Guaranteed Obligations shall have been indefeasibly paid in full.

      11. Notice of Events. Immediately upon Guarantor obtaining knowledge thereof, Guarantor shall give Landlord written notice of any condition or event that has resulted in (a) a material adverse change in the financial condition of Guarantor, Tenant or any partner, joint venturer, trustee or beneficiary (as applicable) of Tenant, or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Lease.

      12. Further Assurances. At any time or from time to time, upon the request of Landlord, Guarantor shall execute and deliver such further documents and do such other acts and things as Landlord may reasonably request in order to affect fully the purposes of this Guaranty.

      13. Notices. Any notice, request, demand, statement, authorization, approval, direction or consent made under this Guaranty shall be in writing and shall be deemed sufficiently given or served for all purposes as of the date (a) when hand delivered (provided that delivery shall be evidenced by a receipt executed by or on behalf of the addressee), (b) three (3) days after being sent by postage pre-paid registered or certified mail, return receipt requested, (c) when dispatched by telecopy (with written confirmation sent by hand delivery or registered or certified mail, return receipt requested), or (d) one (1) day after being sent by Federal Express or other reputable overnight courier service (with delivery evidenced by written receipt) to any party at its address as follows:

      If to Guarantor:
                                     -----------------------------

                                     -----------------------------

                                     -----------------------------

                                     Attention:
                                                ------------------

                                     Facsimile Transmission Number:

                                     -----------------------------

      If to Landlord:
                                     -----------------------------

                                     -----------------------------

                                     -----------------------------

                                     -----------------------------

Any Person shall have the right to specify, from time to time, as its address or addresses for purposes of this Guaranty, any other address or addresses upon giving notice thereof to each other Person then entitled to receive notices or other instruments hereunder at least ten (10) days before such change of address is to become effective.

      14. Non-Waiver by Landlord.

            (a) Rights Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given hereunder, or under the Lease or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Landlord. Landlord shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law.

            (b) Delay Not a Waiver. No delay or omission by Landlord to exercise any right or remedy hereunder upon any default or Event of Default or failure of Landlord to insist on strict -performance of any term of this Guaranty shall impair such exercise, or be construed to be a waiver of any such default or Event of Default or an acquiescence therein. No act of Landlord shall be construed as an election to proceed under any one provision of this Guaranty to the exclusion of any other provision.

            (c) Waivers Specific. The failure, refusal or waiver by Landlord of its right to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

            (d) No Obligation Under Other Agreements. Landlord shall not have any obligation to pursue any rights or remedies it may have under any other agreement, including any other guaranty given in respect of the Lease Payments (or any portion thereof) or any other obligations of Tenant in respect of the Lease, prior to pursuing its rights or remedies hereunder or under the other Lease.

            (e) Certain Actions Not a Release. Guarantor shall not be relieved of any of its obligations in respect of the Guaranteed Obligations by reason of, and the rights of Landlord hereunder shall not be affected by, (i) any alteration, extension, renewal, change, modification, release, amendment, compromise or cancellation, in whole or in part, of any term, covenant or provision of any of the Lease, or (ii) any agreement or stipulation between Landlord extending the time of payment or otherwise modifying or supplementing the terms of the Lease, without first having obtained the consent of Guarantor.

      15. Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided in this Guaranty, (a) the word "Tenant" shall mean Tenant and any subsequent tenant holding the tenant's leasehold interest under the Lease, (b) the word "Landlord" shall mean all Persons constituting Landlord or any subsequent landlord holding the landlord's interest under the Lease, (c) the word "Person" shall include an individual, corporation, limited liability company, partnership, joint venture, trust (including any beneficiary thereof), unincorporated association, government, governmental authority, or other form of legal or business entity, and (d) the terms "payment in full" "paid in full" or any similar term means the indefeasible payment in full of all of the Guaranteed Obligations.

      16. Waiver of Notice. Guarantor shall not be entitled to any notices hereunder of any nature whatsoever from Landlord except with respect to matters for which this Guaranty specifically and expressly provides for the giving of notice by Landlord to Guarantor, and Guarantor hereby expressly waives the right to receive any notice from Landlord with respect to any matter for which this Guaranty does not specifically and expressly provide for the giving of notice by Landlord to Guarantor.

      17. Relationship. Nothing contained in this Guaranty or the Lease is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or like or similar relationship between Guarantor and Landlord.

      18. Matters to be in Writing. Guarantor acknowledges that this Guaranty, the Lease and all instruments referred to in any of them cannot be extended, altered, modified, amended, terminated or discharged except in a document executed by Landlord and that none of the rights or benefits of Landlord can be waived except in a document executed by Landlord.

      19. Descriptive Headings: Construction. The headings in this Guaranty are intended for convenience of reference only and shall not in any way limit, amplify or be used in interpreting the terms of this Guaranty. Any of the terms used herein May, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All words or terns used in this Guaranty, regardless of the number or gender in which they are used, shall include any other number or gender, as the context may require. The words "herein", "hereof'" and "hereunder" shall refer to this Guaranty unless the context otherwise requires. The word "including" shall mean "including, without limitation," except where the context otherwise requires. References to contracts, agreements, leases and other contractual instruments shall be deemed to include all subsequent amendments; supplements and other modifications permitted by the terms of this Guaranty. The term "provisions", when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase "terms, covenants, agreements, requirements, conditions and/or". This Guaranty shall not be construed against any party hereto as the drafters of this Guaranty. All references to "Sections", "subsections", "Exhibits" and "Schedules" are to Sections, subsections, Exhibits and Schedules to this Guaranty unless the context otherwise requires. All Exhibits and Schedules attached hereto are made a part hereof and are incorporated herein by this reference.

      20. Costs and Expenses. In addition to all other costs and expenses for which Guarantor may be responsible pursuant to the terms of this Guaranty, Guarantor shall pay or, on demand, reimburse Landlord for the payment of any costs or expenses (including attorneys' fees, forum costs and disbursements) incurred or expended in connection with or incidental to (a) any default by Guarantor in the performance or observance of any provision contained herein,
(b) any misrepresentation or any breach of warranty made by Guarantor herein, or
(c) the exercise or enforcement by or on behalf of Landlord of (i) any of its rights or remedies or (ii) Guarantor's obligations under this Guaranty, including the enforcement, compromise or settlement of the obligations of Guarantor arising hereunder or the defense or assertion of rights and claims of Landlord hereunder in respect thereof, by litigation or otherwise.

      21. Joint and Several. If more than one person or entity executes this Guaranty, each such person or entity shall be jointly and severally liable for observing and performing each of the provisions of this Guaranty.

      22. Entire Agreement. This Guaranty constitutes the entire agreement between Guarantor and Landlord with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained herein.

      23. Successors and Assigns. This Guaranty shall be the obligation of Guarantor and all of its successors and assigns, and all references in this Guaranty to Guarantor shall be deemed to include all of the foregoing Persons. This Guaranty shall inure to the benefit of Landlord and its heirs, successors, substitutes and assigns, and all references in this Guaranty to Landlord shall be deemed to include all of the foregoing Persons.

      24. Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same instrument.

      25. No Third Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

      26. Severability. If any provision of this Guaranty shall be held by any court of competent jurisdiction to be unlawful, void or unenforceable for any reason as to any Person or circumstance, such provision or provisions shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Guaranty.

      27. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to conflict of laws principles.

      28. Submission to Jurisdiction. GUARANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF TEXAS AND THE REPUBLIC OF MEXICO OVER ANY SUIT, ACTION OR PROCEEDING-BY ANY PERSON ARISING FROM OR RELATING TO THIS GUARANTY, (B) AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING NLAY BE BROUGHT IN: ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS OR THE REPUBLIC OF MEXICO, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND, (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LANDLORD TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). GUARANTOR FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUNLNIONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE GUARANTOR AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 12 HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

      29. Waiver of Jury Trial. GUARANTOR, BY EXECUTION AND DELIVERY OF THIS GUARANTY, AND LANDLORD, BY ACCEPTANCE HEREOF, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, EXPRESSLY WAIVES AND RELINQUISHES THE RIGHT TO TRIAL BY JURY LET ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY WAY RELATING TO THIS GUARANTY OR ANY OTHER AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH.

      IN WITNESS WHEREOF, Guarantor has, by its duly authorized representatives, duly executed this Guaranty as of the day and year first above written.

WITNESSED BY:                              GUARANTOR:

                                           Simclar, Inc., a
                                           Florida corporation


/s/ Roxana L. Alvarez                      By: Barry Pardon
---------------------                      ------------------------------------

                                           Name: /s/ Barry Pardon
                                           ------------------------------------
                                           Title: President
                                           ------------------------------------

STATE OF FLORIDA

COUNTY OF MIAMI-DADE

      On this the 16th day of November, 2004, before me, the undersigned officer, personally appeared Barry Pardon, who acknowledged himself to be the President of Simclar, Inc. Corporation a ________________ and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such officer.

      In witness where of, I here unto set my hand.


                                                /s/ Roxana L. Alvarez
                                                ------------------------------
                                                Notary Public